                                                                  EXECUTION COPY

                                                                    EXHIBIT 10.3


                          PLEDGE AND SECURITY AGREEMENT

                                       By

                           BUILDERS FIRSTSOURCE, INC.,

                                       and

                           THE GUARANTORS PARTY HERETO

                                       and

                            UBS AG, STAMFORD BRANCH,
                              as Collateral Trustee

                             ----------------------

                          Dated as of February 11, 2005

                                TABLE OF CONTENTS

                                                                                                     Page
                                                                                                     ----
PREAMBLE........................................................................................      1

RECITALS........................................................................................      1

AGREEMENT.......................................................................................      2

                                               ARTICLE I

                                    DEFINITIONS AND INTERPRETATION

SECTION 1.1.        Definitions.................................................................      2
SECTION 1.2.        Interpretation..............................................................      9
SECTION 1.3.        Resolution of Drafting Ambiguities..........................................     10
SECTION 1.4.        Perfection Certificate......................................................     10

                                              ARTICLE II

                               GRANT OF SECURITY AND SECURED OBLIGATIONS

SECTION 2.1.        Grant of Security Interests.................................................     10
SECTION 2.2.        Filings.....................................................................     11

                                              ARTICLE III

                             PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
                                       USE OF PLEDGED COLLATERAL

SECTION 3.1.        Delivery of Certificated Securities Collateral..............................     12
SECTION 3.2.        Perfection of Uncertificated Securities Collateral..........................     12
SECTION 3.3.        Financing Statements and Other Filings; Maintenance of Perfected Security
                       Interest.................................................................     13
SECTION 3.4.        Other Actions...............................................................     13
SECTION 3.5.        Joinder of Additional Guarantors............................................     18
SECTION 3.6.        Supplements; Further Assurances.............................................     18

                                              ARTICLE IV

                               REPRESENTATIONS, WARRANTIES AND COVENANTS

SECTION 4.1.        Title.......................................................................     19

                                                                                                    Page
                                                                                                    ----
SECTION 4.2.        Validity of Security Interest...............................................     19
SECTION 4.3.        Defense of Claims; Transferability of Pledged Collateral....................     19
SECTION 4.4.        Other Financing Statements..................................................     20
SECTION 4.5.        Chief Executive Office; Change of Name; Jurisdiction of Organization........     20
SECTION 4.6.        Location of Inventory and Equipment.........................................     20
SECTION 4.7.        Due Authorization and Issuance..............................................     21
SECTION 4.8.        Consents, etc...............................................................     21
SECTION 4.9.        Pledged Collateral..........................................................     21
SECTION 4.10.       Insurance...................................................................     21
SECTION 4.11.       Payment of Taxes; Compliance with Laws; Contesting Liens; Claims............     21
SECTION 4.12.       Access to Pledged Collateral, Books and Records; Other Information..........     22

                                               ARTICLE V

                          CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

SECTION 5.1.        Pledge of Additional Securities Collateral..................................     22
SECTION 5.2.        Voting Rights; Distributions; etc...........................................     22
SECTION 5.3.        Defaults, etc...............................................................     24
SECTION 5.4.        Certain Agreements of Pledgors As Issuers and Holders of Equity Interests...     24

                                              ARTICLE VI

                              CERTAIN PROVISIONS CONCERNING INTELLECTUAL
                                          PROPERTY COLLATERAL

SECTION 6.1.        Grant of License............................................................     25
SECTION 6.2.        Protection of Collateral Trustee's Security.................................     25
SECTION 6.3.        After-Acquired Property.....................................................     26
SECTION 6.4.        Litigation..................................................................     26

                                              ARTICLE VII

                                CERTAIN PROVISIONS CONCERNING ACCOUNTS

SECTION 7.1.        Maintenance of Records......................................................     27
SECTION 7.2.        Legend......................................................................     27
SECTION 7.3.        Modification of Terms, etc..................................................     27
SECTION 7.4.        Collection..................................................................     28

                                                                                                    Page
                                                                                                    ----
                                             ARTICLE VIII

                                               TRANSFERS

SECTION 8.1.        Transfers of Pledged Collateral.............................................     28

                                              ARTICLE IX

                                               REMEDIES

SECTION 9.1.        Remedies....................................................................     28
SECTION 9.2.        Notice of Sale..............................................................     30
SECTION 9.3.        Waiver of Notice and Claims.................................................     30
SECTION 9.4.        Certain Sales of Pledged Collateral.........................................     31
SECTION 9.5.        No Waiver; Cumulative Remedies..............................................     32
SECTION 9.6.        Certain Additional Actions Regarding Intellectual Property..................     33

                                               ARTICLE X

                       PROCEEDS OF CASUALTY EVENTS AND COLLATERAL DISPOSITIONS;
                                        APPLICATION OF PROCEEDS

SECTION 10.1.       Proceeds of Casualty Events and Collateral Dispositions.....................     33
SECTION 10.2.       Application of Proceeds.....................................................     33

                                              ARTICLE XI

                                             MISCELLANEOUS

SECTION 11.1.       Concerning Collateral Trustee...............................................     34
SECTION 11.2.       Collateral Trustee May Perform; Collateral Trustee Appointed
                       Attorney-in-Fact.........................................................     35
SECTION 11.3.       Continuing Security Interest; Assignment....................................     35
SECTION 11.4.       Termination; Release........................................................     35
SECTION 11.5.       Modification in Writing.....................................................     36
SECTION 11.6.       Notices.....................................................................     36
SECTION 11.7.       Governing Law, Consent to Jurisdiction and Service of Process; Waiver of
                       Jury Trial...............................................................     36
SECTION 11.8.       Severability of Provisions..................................................     36
SECTION 11.9.       Execution in Counterparts...................................................     36
SECTION 11.10.      Business Days...............................................................     37
SECTION 11.11.      Waiver of Stay..............................................................     37
SECTION 11.12.      No Credit for Payment of Taxes or Imposition................................     37

                                                                                                    Page
                                                                                                    ----
SECTION 11.13.      No Claims Against Collateral Trustee........................................     37
SECTION 11.14.      No Release..................................................................     37
SECTION 11.15.      Obligations Absolute........................................................     38

SIGNATURES......................................................................................    S-1

EXHIBIT 1        Form of Issuer's Acknowledgment
EXHIBIT 2        Form of Securities Pledge Amendment
EXHIBIT 3        Form of Joinder Agreement
EXHIBIT 4        Form of Control Agreement Concerning Securities Accounts
EXHIBIT 5        Form of Control Agreement Concerning Deposit Accounts
EXHIBIT 6        Form of Copyright Security Agreement
EXHIBIT 7        Form of Patent Security Agreement
EXHIBIT 8        Form of Trademark Security Agreement
EXHIBIT 9        Form of Bailee's Letter

                          PLEDGE AND SECURITY AGREEMENT

            PLEDGE AND SECURITY AGREEMENT dated as of February 11, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the provisions hereof, the "Agreement") made by BUILDERS FIRSTSOURCE, INC., a Delaware corporation ("Borrower"), THE GUARANTORS FROM TIME TO TIME PARTY HERETO (the "Guarantors") (the Borrower and the Guarantors, in such capacities and together with any successors in such capacities, the "Pledgors," and each, a "Pledgor"), in favor of UBS AG, STAMFORD BRANCH, in its capacity as collateral trustee pursuant to the Credit Agreement (as hereinafter defined) on behalf of the Secured Parties (the "Collateral Trustee"), as pledgee, assignee and secured party.

                                   RECITALS:

            A. Borrower, JLL Building Products, LLC, the Guarantors, the Collateral Trustee, the other agents party thereto and the Lenders (as defined therein) have, in connection with the execution and delivery of this Agreement, entered into that certain credit agreement, dated as of February 11, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement").

            B. Each Guarantor has, pursuant to the Credit Agreement, unconditionally guaranteed the Obligations (as hereinafter defined).

            C. The Borrower and the Guarantors will receive substantial benefits from the execution, delivery and performance of the obligations under the Credit Agreement and the other Loan Documents and each is, therefore, willing to enter into this Agreement.

            D. Each Pledgor is or, as to Pledged Collateral (as hereinafter defined) acquired by such Pledgor after the date hereof will be, the legal and/or beneficial owner of the Pledged Collateral pledged by it hereunder.

            E. This Agreement is given by each Pledgor in favor of the Collateral Trustee for the benefit of the Secured Parties to secure the payment and performance of all of the Obligations.

            F. It is a condition to the obligations of the Lenders to make the Loans under the Credit Agreement and a condition to the Issuing Bank issuing Letters of Credit under the Credit Agreement that each Pledgor execute and deliver the applicable Loan Documents (as defined in the Credit Agreement), including this Agreement.

                                   AGREEMENT:

            NOW THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor and the Collateral Trustee hereby agree as follows:

                                   ARTICLE I

                         DEFINITIONS AND INTERPRETATION

            SECTION 1.1. Definitions.

            (a) Unless otherwise defined herein or in the Credit Agreement, capitalized terms used herein that are defined in the UCC shall have the meanings assigned to them in the UCC.

            (b) Terms used but not otherwise defined herein that are defined in the Credit Agreement shall have the meanings given to them in the Credit Agreement.

            (c)   The following terms shall have the following meanings:

            "Additional Guarantors" shall mean any Guarantor from time to time a party hereto by execution of a Joinder Agreement.

            "Additional Pledged Interests" shall mean, collectively, with respect to each Pledgor, (i) all options, warrants, rights, agreements, additional membership, partnership or other equity interests of whatever class of any issuer of Initial Pledged Interests or any interest in any such issuer, together with all rights, privileges, authority and powers of such Pledgor relating to such interests in each such issuer or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such membership, partnership or other interests and any and all interest of such Pledgor in the entries on the books of any securities intermediary pertaining to such membership, partnership or other equity interests from time to time acquired by such Pledgor in any manner and (ii) all membership, partnership or other equity interests, as applicable, of each limited liability company, partnership or other entity (other than a corporation) hereafter acquired or formed by such Pledgor and all options, warrants, rights, agreements, additional membership, partnership or other equity interests of whatever class of such limited liability company, partnership or other entity, together with all rights, privileges, authority and powers of such Pledgor relating to such interests or under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such membership, partnership or other equity interests and any and all interest of such Pledgor in the entries on the books of any securities intermediary pertaining to such membership, partnership or other interests, from time to time acquired by such Pledgor in any manner.

            "Additional Pledged Shares" shall mean, collectively, with respect to each Pledgor, (i) all options, warrants, rights, agreements, additional shares of capital stock of whatever class of any issuer of the Initial Pledged Shares or any other equity interest in any such issuer, together with all rights, privileges, authority and powers of such Pledgor relating to such interests issued by any such issuer under any Organizational Document of any such issuer, and the certificates, instruments and agreements representing such shares and any and all interest of such Pledgor in the entries on the books of any securities intermediary pertaining to such interests, from time to time acquired by such Pledgor in any manner and (ii) all the issued and outstanding shares of capital stock of each corporation hereafter acquired or formed by such Pledgor and all options, warrants, rights, agreements or additional shares of capital stock of whatever class of such corporation, together with all rights, privileges, authority and powers of such Pledgor relating to such shares or under any Organizational Document of such corporation, and the certificates, instruments and agreements representing such shares and any and all interest of such Pledgor in the entries on the books of any securities intermediary pertaining to such shares, from time to time acquired by such Pledgor in any manner.

            "Agreement" shall have the meaning assigned to such term in the Preamble hereof.

            "Bailee Letter" shall be an agreement in form substantially similar to Exhibit 9 annexed hereto.

            "Bank" shall have the meaning assigned to it in Section 9-102 of the UCC.

            "Claims" shall mean any and all property and other taxes, assessments and special assessments, levies, fees and all governmental charges imposed upon or assessed against, and landlords', carriers', mechanics', workmen's, repairmen's, laborers', materialmen's, suppliers' and warehousemen's Liens and other claims arising by operation of law against, all or any portion of the Pledged Collateral.

            "Collateral Account" shall mean (i) each account number set forth on
Schedule 15 annexed to the Perfection Certificate, each in the name set forth opposite such account number and established and maintained at the financial institution set forth opposite such account name and number, and (ii) after the date hereof, any other collateral account or sub-account established and maintained in accordance with the provisions of Section 9.01 of the Credit Agreement and all property from time to time on deposit in the Collateral Account, except as otherwise agreed by the Collateral Trustee.

            "Collateral Trustee" shall have the meaning set forth in the preamble hereof.

            "Commodity Account Control Agreement" shall mean a commodity account control agreement in a form that is reasonably satisfactory to the Collateral Trustee.

            "Contested Liens" shall mean, collectively, any Liens incurred in respect of any Claims to the extent that the amounts owing in respect thereof are not yet delinquent or are being contested and otherwise comply with the provisions of Section 4.11 hereof; provided, however, that such Liens shall in all respects be subject and subordinate in priority to the Lien and security interest created by this Agreement, except if and to the extent that the law or regulation creating, permitting or authorizing such Lien provides that such Lien must be superior to the Lien and security interest created and evidenced hereby.

            "Contracts" shall mean, collectively, with respect to each Pledgor, all sale, service, performance, equipment or property lease contracts, agreements and grants and all other contracts, agreements or grants (in each case, whether written or oral, or third party or intercompany), between such Pledgor and other Persons, and all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications thereof.

            "Control" shall mean (i) in the case of each Deposit Account, "control," as such term is defined in Section 9-104 of the UCC, and (ii) in the case of any Security Entitlement, "control," as such term is defined in Section 8-106 of the UCC and (iii) in the case of any Commodity Contract, "control," as such term is defined in Section 9-106 of the UCC.

            "Control Agreements" shall mean, collectively, the Deposit Account Control Agreements, the Securities Account Control Agreements and the Commodity Account Control Agreements.

            "Controlled Account" shall mean any Deposit Account, Securities Account or Commodity Account for which a Control Agreement has been executed.

            "Copyrights" shall mean, collectively, with respect to each Pledgor, all copyrights (whether statutory or common law, whether established or registered in the United States or any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished) and all copyright registrations and applications made by such Pledgor, in each case, whether now owned or hereafter created or acquired by or assigned to such Pledgor, together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor's use of such copyrights, (ii) reissues, renewals, continuations and extensions thereof, (iii) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable with respect thereto, including damages and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present or future infringements thereof.

            "Copyright Security Agreement" shall mean an agreement substantially in the form annexed hereto as Exhibit 6.

            "Credit Agreement" shall have the meaning assigned to such term in Recital A hereof.

            "Deposit Account Control Agreement" shall mean an agreement substantially in the form annexed hereto as Exhibit 5 or such other form that is reasonably satisfactory to the Collateral Trustee.

            "Deposit Accounts" shall mean, collectively, with respect to each Pledgor, (i) all "deposit accounts" as such term is defined in the UCC and in any event shall include the LC Sub-Account and the Collateral Account and all accounts and sub-accounts relating to any of the foregoing accounts and (ii) all cash, funds, checks, notes and instruments from time to time on deposit in any of the accounts or sub-accounts described in clause (i) of this definition.

            "Distributions" shall mean, collectively, with respect to each Pledgor, all dividends, cash, options, warrants, rights, instruments, distributions, returns of capital or principal, income, interest, profits and other property, interests (debt or equity) or proceeds, including as a result of a split, revision, reclassification or other like change of the Pledged Securities, from time to time received, receivable or otherwise distributed to such Pledgor in respect of or in exchange for any or all of the Pledged Securities or Intercompany Notes.

            "Excluded Property" shall mean:

            (a) any permit, lease, license, contract or other agreement held by any Pledgor or any contract or agreement to which any Pledgor is a party (including any rights thereunder) that validly prohibits the creation by such Pledgor of a security interest therein or under the terms of which the creation of a security interest therein shall constitute or result (i) in the abandonment, invalidation or unenforceability of any right, title or interest of any Pledgor therein or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (other than any such permit, lease, license, contract or other agreement, the terms of which prohibiting creation of a security interest or having the result described in clauses (i) and (ii) above would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity);

            (b) any permit, lease, license, contract or other agreement held by any Pledgor to the extent that any Requirement of Law applicable thereto prohibits the creation of a security interest therein (other than any such permit, lease, license, contract or other agreement, to the extent that any Requirement of Law applicable thereto prohibiting the creation of a security interest therein would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law (including the Bankruptcy Code) or principles of equity); and

            (c) Equipment owned by any Pledgor on the date hereof or hereafter acquired that is subject to a Lien securing a Purchase Money Obligation or Capital Lease Obligation permitted to be incurred pursuant to the provisions of the Credit Agreement if the contract or other agreement in which such Lien is granted (or the documentation providing for such Purchase Money Obligation or Capital Lease Obligation) validly prohibits the creation of any other Lien on such Equipment;

provided, however, that in each case described in clauses (a), (b) and (c) of this definition, such property shall constitute "Excluded Property" only to the extent and for so long as such permit, lease, license, contract or other agreement or Requirement of Law applicable thereto validly prohibits the creation of a Lien on such property in favor of the Collateral Trustee and, upon the termination of such prohibition (howsoever occurring), such property shall cease to constitute "Excluded Property."

            "General Intangibles" shall mean, collectively, with respect to each Pledgor, all "general intangibles," as such term is defined in the UCC, of such Pledgor and, in any event, shall include (i) all of such Pledgor's rights, title and interest in, to and under all insurance policies and Contracts, (ii) all know-how and warranties relating to any of the Pledged Collateral or the Mortgaged Property, (iii) any and all other rights, claims, choses-in-action and causes of action of such Pledgor against any other person and the benefits of any and all collateral or other security given by any other person in connection therewith, (iv) all guarantees, endorsements and indemnifications on, or of, any of the Pledged Collateral or any of the Mortgaged Property, (v) all lists, books, records, correspondence, ledgers, printouts, files (whether in printed form or stored electronically), tapes and other papers or materials containing information relating to any of the Pledged Collateral or any of the Mortgaged Property, including all customer or tenant lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, appraisals, recorded knowledge, surveys, studies, engineering reports, test reports, manuals, standards, processing standards, performance standards, catalogs, research data, computer and automatic machinery software and programs and the like, field repair data, accounting information pertaining to such Pledgor's operations or any of the Pledged Collateral or any of the Mortgaged Property and all media in which or on which any of the information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data, (vi) all licenses, consents, permits, variances, certifications, authorizations and approvals, however characterized, of any Governmental Authority (or any person acting on behalf of a Governmental Authority) now or hereafter acquired or held by such Pledgor pertaining to operations now or hereafter conducted by such Pledgor or any of the Pledged Collateral or any of the Mortgaged Property including building permits, certificates of occupancy, environmental certificates, industrial permits or licenses and certificates of operation and (vii) all rights to reserves, deferred payments, deposits, refunds, indemnification of claims to the extent the foregoing relate to any Pledged Collateral or Mortgaged Property and claims for tax or other refunds against any Governmental Authority relating to any Pledged Collateral or any of the Mortgaged Property.

            "Goodwill" shall mean, collectively, with respect to each Pledgor, the goodwill connected with such Pledgor's business including (i) all goodwill connected with the use of and symbolized by any Trademark or Trademark License in which such Pledgor has any interest, and (ii) all know-how, trade secrets, customer and supplier lists, proprietary information, inventions, methods, procedures, formulae, descriptions, compositions, technical data, drawings, specifications, name plates, catalogs, confidential information and the right to limit the use or disclosure thereof by any person, pricing and cost information, business and marketing plans and proposals, consulting agreements, engineering contracts and such other assets which relate to such goodwill

            "Guarantors" shall have the meaning assigned to such term in the Preamble hereof.

            "Initial Pledged Interests" shall mean, with respect to each Pledgor, all membership, partnership or other equity interests (other than in a corporation), as applicable, of each issuer described in Schedule 10 annexed to the Perfection Certificate, together with all rights, privileges, authority and powers of such Pledgor in and to each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such membership, partnership or other interests and any and all interest of such Pledgor in the entries on the books of any securities intermediary pertaining to such membership, partnership or other interests.

            "Initial Pledged Shares" shall mean, collectively, with respect to each Pledgor, the issued and outstanding shares of capital stock of each issuer described in Schedule 10 annexed to the Perfection Certificate together with all rights, privileges, authority and powers of such Pledgor relating to such shares in each such issuer or under any Organizational Document of each such issuer, and the certificates, instruments and agreements representing such shares of capital stock and any and all interest of such Pledgor in the entries on the books of any securities intermediary pertaining to such shares of capital stock.

            "Instruments" shall mean, collectively, with respect to each Pledgor, all "instruments," as such term is defined in Article 9, of the UCC, and shall include all promissory notes, drafts, bills of exchange or acceptances.

            "Intellectual Property Collateral" shall mean, collectively, the Patents, Trademarks, Copyrights, Licenses and Goodwill.

            "Intercompany Notes" shall mean, with respect to each Pledgor, (i) all notes described in Schedule 11 annexed to the Perfection Certificate, (ii) all promissory notes hereafter acquired by such Pledgor and all certificates, instruments or agreements evidencing such notes, and (iii) all assignments, amendments, restatements, supplements, extensions, renewals, replacements or modifications of any and all of the foregoing to the extent permitted pursuant to the terms hereof.

            "Investment Property" shall mean a security, whether certificated or uncertificated, Security Entitlement, Securities Account, Commodity Contract or Commodity Account, excluding, however, the Securities Collateral.

            "Joinder Agreement" shall mean an agreement substantially in the form annexed hereto as Exhibit 3.

            "Lenders" shall have the meaning assigned to such term in Recital A hereof.

            "Licenses" shall mean, collectively, with respect to each Pledgor, all license and distribution agreements with, and covenants not to sue, any other party with respect to any Patent, Trademark or Copyright or any other patent, trademark or copyright, whether such Pledgor is a licensor or licensee, distributor or distributee under any such license or distribution agreement, together with any and all (i) renewals, extensions, supplements and continuations thereof, (ii) income, fees, royalties, damages, claims and payments now and hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future violations thereof, (iii) rights to sue for past, present and future violations thereof and
(iv) other
rights to use, exploit or practice any or all of the Patents, Trademarks or Copyrights or any other patent, trademark or copyright.

            "Patents" shall mean, collectively, with respect to each Pledgor, all patents issued or assigned to and all patent applications and registrations made by such Pledgor (whether established or registered or recorded in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor's use of any patents, (ii) inventions and improvements described and claimed therein, (iii) reissues, divisionals, continuations, renewals, extensions and continuations-in-part thereof, (iv) income, fees, royalties, damages, claims and payments now or hereafter due and/or payable thereunder and with respect thereto including damages and payments for past, present or future infringements thereof, (v) rights corresponding thereto throughout the world and (vi) rights to sue for past, present or future infringements thereof.

            "Patent Security Agreement" shall mean an agreement substantially in the form annexed hereto as Exhibit 7.

            "Perfection Certificate" shall mean that certain perfection certificate dated February 11, 2005, executed and delivered by each Pledgor in favor of the Collateral Trustee for the benefit of the Secured Parties and in favor of the Parity Collateral Trustee (as defined in the Collateral Trust Agreement) for the benefit of the holders of Parity Lien Obligations (as defined in the Collateral Trust Agreement), and each other Perfection Certificate (which shall be in form and substance reasonably acceptable to the Collateral Trustee) executed and delivered by the applicable Guarantor in favor of the Collateral Trustee for the benefit of the Secured Parties contemporaneously with the execution and delivery of each Joinder Agreement executed in accordance with
Section 3.5 hereof, in each case, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time in accordance with the Credit Agreement or upon the request of the Collateral Trustee.

            "Pledge Amendment" shall have the meaning assigned to such term in
Section 5.1 hereof.

            "Pledged Collateral" shall have the meaning assigned to such term in
Section 2.1(b) hereof.

            "Pledged Interests" shall mean, collectively, the Initial Pledged Interests and the Additional Pledged Interests.

            "Pledged Securities" shall mean, collectively, the Pledged Interests, the Pledged Shares and the Successor Interests.

            "Pledged Shares" shall mean, collectively, the Initial Pledged Shares and the Additional Pledged Shares.

            "Pledgor" shall have the meaning assigned to such term in the Preamble hereof.

            "Purchase Money Obligation" means "purchase money obligation" as defined in Article 9 of the UCC.

            "Securities Account Control Agreement" shall mean an agreement substantially in the form annexed hereto as Exhibit 4 or such other form that is reasonably satisfactory to the Collateral Trustee.

            "Securities Collateral" shall mean, collectively, the Pledged Securities, the Intercompany Notes and the Distributions.

            "Successor Interests" shall mean, collectively, with respect to each Pledgor, all shares of each class of the capital stock of the successor corporation or interests or certificates of the successor limited liability company, partnership or other entity owned by such Pledgor (unless such successor is such Pledgor itself) formed by or resulting from any consolidation or merger in which any person listed in Schedule 1(a) annexed to the Perfection Certificate is not the surviving entity.

            "Trademarks" shall mean, collectively, with respect to each Pledgor, all trademarks (including service marks), slogans, logos, certification marks, trade dress, domain names, corporate names and trade names, whether registered or unregistered, owned by or assigned to such Pledgor and all registrations and applications for the foregoing (whether statutory or common law and whether established or registered in the United States or any other country or any political subdivision thereof), together with any and all (i) rights and privileges arising under applicable law with respect to such Pledgor's use of any trademarks, (ii) reissues, extensions and renewals thereof, (iii) income, fees, royalties, damages and payments now and hereafter due and/or payable thereunder and with respect thereto, including damages, claims and payments for past, present or future infringements thereof, (iv) rights corresponding thereto throughout the world and (v) rights to sue for past, present and future infringements thereof.

            "Trademark Security Agreement" shall mean an agreement substantially in the form annexed hereto as Exhibit 8.

            "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in the State of New York; provided, however, that if by reason of mandatory provisions of law, any or all of the perfection or priority of the Collateral Trustee's and the Secured Parties' security interest in any item or portion of the Pledged Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect on the date hereof in such other jurisdiction for purposes of the provisions hereof relating to such perfection or priority and for purposes of definitions relating to such provisions.

            SECTION 1.2. Interpretation. The rules of interpretation specified in the Credit Agreement (including Section 1.03 thereof) shall be applicable to this Agreement.

            SECTION 1.3. Resolution of Drafting Ambiguities. Each Pledgor acknowledges and agrees that it was represented by counsel in connection with the execution and delivery hereof, that it and its counsel reviewed and participated in the preparation and negotiation hereof and that any rule of construction to the effect that ambiguities are to be resolved against the drafting party (i.e., the Collateral Trustee) shall not be employed in the interpretation hereof.

            SECTION 1.4. Perfection Certificate. The Collateral Trustee and each Secured Party agree that the Perfection Certificate and all descriptions of Pledged Collateral, schedules, amendments and supplements thereto are and shall at all times remain a part of this Agreement.

            SECTION 1.5. Collateral Trust Agreement. All rights and obligations of the Collateral Trustee under this Agreement shall be subject to the Collateral Trust Agreement.

                                   ARTICLE II

                    GRANT OF SECURITY AND SECURED OBLIGATIONS

            SECTION 2.1. Grant of Security Interests. (a) As collateral security for the payment and performance in full of all the Obligations, each Pledgor hereby pledges and grants to the Collateral Trustee for the benefit of the Secured Parties, a lien on and security interest in and to all of the right, title and interest of such Pledgor in, to and under the Pledged Collateral.

            (b) "Pledged Collateral" shall mean all of the following, in each case, wherever located, whether now existing or hereafter arising or acquired from time to time:

            (i)   all Accounts;

           (ii)   all Equipment, Goods, Inventory and Fixtures;

          (iii)   all Documents, Instruments and Chattel Paper;

           (iv)   all Letters of Credit and Letter-of-Credit Rights;

            (v)   all Securities Collateral;

           (vi)   all Collateral Accounts;

          (vii)   all Investment Property;

         (viii)   all Intellectual Property Collateral;

           (ix) the Commercial Tort Claims described on Schedule 14 to the Perfection Certificate;

            (x)   all General Intangibles;

           (xi)   all Deposit Accounts;

          (xii)   RESERVED;

         (xiii)   all Supporting Obligations;

          (xiv) all books and records relating to any and/or all of the foregoing; and

           (xv) to the extent not covered by clauses (i) through (xiv) of this sentence, all other personal property of such Pledgor, whether tangible or intangible and all Proceeds and products of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of, each of the foregoing, any and all Proceeds of any insurance, indemnity, warranty or guaranty payable to such Pledgor from time to time with respect to any of the foregoing.

            Notwithstanding anything to the contrary contained in clauses (i) through (xv) above, the security interest created by this Agreement shall not extend to, and the term "Pledged Collateral" shall not include (a) any Excluded Property or (b) any Equity Interests of a Foreign Subsidiary to the extent not required to be pledged pursuant to Section 5.11 of the Credit Agreement. The Pledgors shall from time to time, at the request of the Collateral Trustee, give written notice to the Collateral Trustee identifying in reasonable detail the Excluded Property (and stating in such notice that such property constitutes "Excluded Property"), and shall provide to the Collateral Trustee such other information regarding the Excluded Property as the Collateral Trustee may reasonably request. From and after the Closing Date, no Pledgor shall permit to become effective in any document creating, governing or providing for any material permit, lease or license, a provision that would prohibit the creation of a Lien on such permit, lease or license in favor of the Collateral Trustee unless such Pledgor believes, in its reasonable judgment, that such prohibition is usual and customary in transactions of such type.

            SECTION 2.2. Filings. (a) Each Pledgor hereby irrevocably authorizes the Collateral Trustee at any time and from time to time to file in any relevant jurisdiction any initial financing statements (including fixture filings), amendments thereto and terminations thereof that contain the information required by Article 9 of the Uniform Commercial Code of each applicable jurisdiction for the filing of any financing statement or amendment relating to the Pledged Collateral, including (i) whether such Pledgor is an organization, the type of organization and any organizational identification number issued to such Pledgor, (ii) any financing or continuation statements or other documents without the signature of such Pledgor where permitted by law, including the filing of a financing statement describing the Pledged Collateral as "all assets in which the Pledgor now owns or hereafter acquires rights" and (iii) in the case of a financing statement filed as a fixture filing or covering Pledged Collateral constituting minerals or the like to be extracted or timber to be cut, a sufficient description of the real property to which such Pledged Collateral relates. Each Pledgor agrees to provide all information described in the immediately preceding sentence to the Collateral Trustee promptly upon request.

            (b) Each Pledgor hereby further authorizes the Collateral Trustee to file filings with the United States Patent and Trademark Office or United States Copyright Office (or any successor office or any similar office in any other country), the Copyright Security Agreement, the Patent Security Agreement and the Trademark Security Agreement, or other documents for the purpose of perfecting, confirming, continuing, enforcing or protecting the security interest granted by such Pledgor hereunder, without the signature of such Pledgor unless such signature is required by law, and naming such Pledgor, as debtor, and the Collateral Trustee, as secured party.

                                  ARTICLE III

                  PERFECTION; SUPPLEMENTS; FURTHER ASSURANCES;
                            USE OF PLEDGED COLLATERAL

            SECTION 3.1. Delivery of Certificated Securities Collateral. Each Pledgor represents and warrants that all certificates, agreements or instruments representing or evidencing the Securities Collateral in existence on the date hereof have been delivered to the Collateral Trustee in suitable form for transfer by delivery or accompanied by duly executed instruments of transfer or assignment in blank and that the Collateral Trustee has a perfected first priority security interest therein. Each Pledgor hereby agrees that all certificates, agreements or instruments representing or evidencing Securities Collateral acquired by such Pledgor after the date hereof shall promptly upon receipt thereof by such Pledgor be delivered to and held by or on behalf of the Collateral Trustee pursuant hereto. All certificated Securities Collateral shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to the Collateral Trustee. The Collateral Trustee shall have the right, at any time upon the occurrence and during the continuance of any Event of Default, to endorse, assign or otherwise transfer to or to register in the name of the Collateral Trustee or any of its nominees or endorse for negotiation any or all of the Securities Collateral, without any indication that such Securities Collateral is subject to the security interest hereunder. In addition, upon the occurrence and during the continuance of an Event of Default, the Collateral Trustee shall have the right at any time to exchange certificates representing or evidencing Securities Collateral for certificates of smaller or larger denominations.

            SECTION 3.2. Perfection of Uncertificated Securities Collateral. Each Pledgor represents and warrants that, upon the filing of all UCC financing statements naming each Pledgor as "grantor" and the Collateral Trustee as "Collateral Trustee" and describing the Pledged Collateral in the filing offices set forth opposite such Pledgor's name on Schedule 3.20 to the Credit Agreement (as such schedule may be amended or supplemented from time to time), the Collateral Trustee will have a perfected first priority security interest in all uncertificated Pledged Securities pledged to it hereunder that is in existence on the date hereof. Each Pledgor hereby agrees that if any of the Pledged Securities are at any time not evidenced by certificates of ownership, then each applicable Pledgor shall, to the extent permitted by applicable law (i) if necessary or desirable to perfect a security interest in such Pledged Securities, cause such pledge to be recorded on the equityholder register or the books of the issuer, cause the issuer to execute and deliver to the Collateral Trustee an acknowledgment of the pledge of such Pledged Securities substantially in the form of Exhibit 1 annexed hereto, execute any customary pledge forms or other documents necessary or appropriate to complete the pledge and give the Collateral Trustee the right to transfer such Pledged Securities under the terms hereof and, upon request, provide to the Collateral Trustee an opinion of counsel, in form and substance reasonably satisfactory to the Collateral Trustee, confirming such pledge and perfection thereof and (ii) use its commercially reasonable efforts to cause such Pledged Securities to become certificated and delivered to the Collateral Trustee in accordance with the provisions of Section 3.1.

            SECTION 3.3. Financing Statements and Other Filings; Maintenance of Perfected Security Interest. Each Pledgor represents and warrants that all filings necessary to perfect the security interest granted by it to the Collateral Trustee in respect of the Pledged Collateral have been delivered to the Collateral Trustee in completed and, to the extent necessary or appropriate, duly executed form for filing in the filing offices set forth opposite such Pledgor's name on Schedule 3.20 annexed to the Credit Agreement. Each Pledgor agrees that at the sole cost and expense of the Pledgors, (i) such Pledgor will maintain the security interest created by this Agreement in the Pledged Collateral as a perfected first priority security interest to the extent such priority and perfection may be legally obtained and maintained and shall defend such security interest against the claims and demands of all persons except Permitted Collateral Liens, (ii) such Pledgor shall furnish to the Collateral Trustee from time to time statements and schedules further identifying and describing the Pledged Collateral and such other reports in connection with the Pledged Collateral as the Collateral Trustee may reasonably request, all in reasonable detail and (iii) at any time and from time to time, upon the written request of the Collateral Trustee, such Pledgor shall promptly and duly execute and deliver, and file and have recorded, such further instruments and documents and take such further action as the Collateral Trustee may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and the rights and powers herein granted, including the filing of any financing statements, continuation statements and other documents under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Control Agreements, all in form reasonably satisfactory to the Collateral Trustee and in such offices (including the United States Patent and Trademark Office and the United States Copyright Office) wherever required by law to perfect, continue and maintain a valid, enforceable, first priority security interest in the Pledged Collateral as provided herein to the extent such perfection and priority may be achieved by the filing of such documents and to preserve the other rights and interests granted to the Collateral Trustee hereunder, as against third parties, with respect to the Pledged Collateral.

            SECTION 3.4. Other Actions. In order to further insure the attachment, perfection and priority of, and the ability of the Collateral Trustee to enforce the Collateral Trustee's security interests in the Pledged Collateral, each Pledgor represents and warrants (as to itself) as follows and agrees, in each case at such Pledgor's own expense, to take the following actions with respect to the following Pledged Collateral:

            (a) Instruments and Tangible Chattel Paper. (i) No amounts payable under or in connection with any of the Pledged Collateral are evidenced by any Instrument or Tangible Chattel Paper other than such Instruments and Tangible Chattel Paper listed in Schedule 11 annexed to the Perfection Certificate and (ii) each Instrument and each item of Tangible Chattel Paper listed in Schedule 11 annexed to the Perfection Certificate has been properly endorsed, assigned, delivered to or otherwise subjected to the control of the Collateral Trustee, accompanied by instruments of transfer or assignment duly executed in blank. If any amount then payable under or in connection with any of the Pledged Collateral shall be evidenced by any Instrument or Tangible Chattel Paper, and such amount, together with all amounts payable evidenced by any Instrument or Tangible Chattel Paper not previously delivered to the Collateral Trustee exceeds $500,000 in the aggregate for all Pledgors, the Pledgor acquiring such Instrument or Tangible Chattel Paper shall forthwith endorse, assign and deliver the same to, or otherwise subject to the control of, the Collateral Trustee, accompanied by such instruments of transfer or assignment duly executed in blank as the Collateral Trustee may from time to time specify.

            (b) Deposit Accounts. (i) Each Pledgor has neither opened nor maintains any Deposit Accounts other than the accounts listed in Schedule 15 annexed to the Perfection Certificate and (ii) the Collateral Trustee has a perfected first priority security interest in each Deposit Account indicated as a "Controlled Account" listed in Schedule 15 annexed to the Perfection Certificate by Control. No Pledgor shall hereafter establish and maintain any Deposit Account unless either (a)(1) the applicable Pledgor shall have given the Collateral Trustee fifteen (15) days' prior written notice of its intention to establish such new Deposit Account with a Bank, (2) such Bank shall be reasonably acceptable to the Collateral Trustee and (3) such Bank and such Pledgor shall have duly executed and delivered to the Collateral Trustee a Deposit Account Control Agreement with respect to such Deposit Account or (b) the aggregate amount on all the Companies' Deposit Accounts not subject to a Deposit Account Control Agreement does not exceed $10.0 million in cash and cash equivalents. The Collateral Trustee agrees with each Pledgor that the Collateral Trustee shall not give any instructions directing the disposition of funds from time to time credited to any Deposit Account or withhold any withdrawal rights from such Pledgor with respect to funds from time to time credited to any Deposit Account unless an Event of Default has occurred and is continuing. The provisions of clauses (a)(1) and (a)(2) of this Section 3.4(b) shall not apply to the Collateral Account or to any other Deposit Accounts for which the Collateral Trustee is the Bank. No Pledgor shall grant Control of any Deposit Account to any person other than the Collateral Trustee and the Parity Collateral Trustee (as defined in the Collateral Trust Agreement).

            (c) Investment Property. (i) Each Pledgor (1) has no Securities Accounts or Commodity Accounts other than those listed in Schedule 15 annexed to the Perfection Certificate and the Collateral Trustee has a perfected security interest in such Securities Accounts and Commodity Accounts by Control, (2) does not hold, own or have any interest in any certificated securities or uncertificated securities other than those constituting Pledged Securities and those maintained in Securities Accounts or Commodity Accounts listed in Schedule 15 annexed to the Perfection Certificate and (3) as of the date hereof, has entered into a duly authorized, executed and delivered Securities Account Control Agreement or a Commodity Account Control Agreement with respect to each Securities Account or Commodity Account listed in Schedule 15 annexed to the Perfection Certificate, as applicable.

            (ii) If any Pledgor shall at any time hold or acquire any certificated securities constituting Investment Property, such Pledgor shall promptly (a) endorse, assign and deliver the same to the Collateral Trustee, accompanied by such instruments of transfer or assignment duly executed in blank, all in form and substance reasonably satisfactory to the Collateral Trustee or (b) deliver such securities into a Securities Account with respect to which a Control Agreement is in effect in favor of the Collateral Trustee. If any securities now or hereafter acquired by any Pledgor constituting Investment Property are uncertificated and are issued to such Pledgor or its nominee directly by the issuer thereof, such Pledgor shall promptly notify the Collateral Trustee thereof and pursuant to an agreement in form and substance satisfactory to the Collateral Trustee, either (a) cause the issuer to agree to comply with instructions from the Collateral Trustee as to such securities, without further consent of any Pledgor or such nominee, (b) cause a Security Entitlement with respect to such uncertificated security to be held in a Securities Account with respect to which the Collateral Trustee has Control or (c) arrange for the Collateral Trustee to become the registered owner of the securities. Pledgor shall not hereafter establish and maintain any Securities Account or Commodity Account with any Securities Intermediary or Commodity Intermediary unless (1) the applicable Pledgor shall have given the Collateral Trustee thirty (30) days' (or such shorter period as the Collateral Trustee may approve) prior written notice of its intention to establish such new Securities Account or Commodity Account with such Securities Intermediary or Commodity Intermediary, (2) such Securities Intermediary or Commodity Intermediary shall be reasonably acceptable to the Collateral Trustee and (3) such Securities Intermediary or Commodity Intermediary, as the case may be, and such Pledgor shall have duly executed and delivered a Control Agreement with respect to such Securities Account or Commodity Account, as the case may be, upon which Schedule 15 (annexed to the Perfection Certificate) shall be deemed to be amended to cover such additional Collateral. Each Pledgor shall accept any cash and Investment Property in trust for the benefit of the Collateral Trustee and within three (3) Business Days of actual receipt thereof, deposit any cash or Investment Property and any new securities, instruments, documents or other property by reason of ownership of the Investment Property (other than payments of a kind described in Section 7.4 hereof) received by it into a Controlled Account. The Collateral Trustee agrees with each Pledgor that the Collateral Trustee shall not give any Entitlement Orders or instructions or directions to any issuer of uncertificated securities, Securities Intermediary or Commodity Intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by such Pledgor, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights would occur. The provisions of this Section 3.4(c) shall not apply to any Financial Assets credited to a Securities Account for which the Collateral Trustee is the Securities Intermediary. No Pledgor shall grant control over any Investment Property to any person other than the Collateral Trustee and the Parity Collateral Trustee (as defined in the Collateral Trust Agreement).

           (iii) As between the Collateral Trustee and the Pledgors, the Pledgors shall bear the investment risk with respect to the Investment Property and Pledged Securities, and the risk of loss of, damage to, or the destruction of the Investment Property and Pledged Securities, whether in the possession of, or maintained as a security entitlement or deposit by, or subject to the control of, the Collateral Trustee, a Securities Intermediary, Commodity Intermediary, any Pledgor or any other person; provided, however, that nothing contained in this Section 3.4(c) shall release or relieve any Securities Intermediary or Commodity Intermediary of its duties and obligations to the Pledgors or any other person under any Control Agreement or under applicable law. Each Pledgor shall promptly pay all Claims and fees of whatever kind or nature with respect to the Investment Property and Pledged Securities pledged by it under this Agreement. In the event any Pledgor shall fail to make such payment contemplated in the immediately preceding sentence, the Collateral Trustee may do so for the account of such Pledgor and the Pledgors shall promptly reimburse and indemnify the Collateral Trustee from all costs and expenses incurred by the Collateral Trustee under this Section 3.4(c) in accordance with Section 11.03 of the Credit Agreement.

            (d) Electronic Chattel Paper and Transferable Records. No amount under or in connection with any of the Pledged Collateral is evidenced by any Electronic Chattel Paper or any "transferable record" (as that term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act, or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction) other than such Electronic Chattel Paper and transferable records listed in Schedule 11 annexed to the Perfection Certificate. If any amount payable under or in connection with any of the Pledged Collateral shall be evidenced by any Electronic Chattel Paper or any transferable record, the Pledgor acquiring such Electronic Chattel Paper or transferable record shall promptly notify the Collateral Trustee thereof and shall take such action as the Collateral Trustee may reasonably request to vest in the Collateral Trustee control under UCC Section 9-105 of such Electronic Chattel Paper or control under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. The requirement in the preceding sentence shall apply to the extent that such amount, together with all amounts payable evidenced by Electronic Chattel Paper or any transferable record in which the Collateral Trustee has not been vested control within the meaning of the statutes described in this sentence exceeds $500,000 in the aggregate for all Pledgors. The Collateral Trustee agrees with such Pledgor that the Collateral Trustee will arrange, pursuant to procedures satisfactory to the Collateral Trustee and so long as such procedures will not result in the Collateral Trustee's loss of control, for the Pledgor to make alterations to the Electronic Chattel Paper or transferable record permitted under UCC Section 9-105 or, as the case may be,
Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or Section 16 of the Uniform Electronic Transactions Act for a party in control to allow without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by such Pledgor with respect to such Electronic Chattel Paper or transferable record.

            (e) Letter-of-Credit Rights. If any Pledgor is at any time a beneficiary under a Letter of Credit now or hereafter issued in favor of such Pledgor, other than a Letter of Credit issued pursuant to the Credit Agreement, such Pledgor shall promptly notify the Collateral Trustee thereof and such Pledgor shall, at the request of the Collateral Trustee, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Trustee, either (i) arrange for the issuer and any confirmer of such Letter of Credit to consent to an assignment to the Collateral Trustee of the proceeds of any drawing under the Letter of Credit or (ii) arrange for the Collateral Trustee to become the transferee beneficiary of such Letter of Credit, with the Collateral Trustee agreeing, in each case, that the proceeds of any drawing under the Letter of Credit are to be applied as provided in the Credit Agreement. The actions in the preceding sentence shall be taken to the extent that the amount under such Letter of Credit, together with all amounts under Letters of Credit for which the actions described above in clause (i) and (ii) have not been taken, exceeds $500,000 in the aggregate for all Pledgors.

            (f) Commercial Tort Claims. As of the date hereof each Pledgor hereby represents and warrants that it holds no Commercial Tort Claims other than those listed in Schedule 14 annexed to the Perfection Certificate. If any Pledgor shall at any time hold or acquire a Commercial Tort Claim having a value together with all other Commercial Tort Claims of all Pledgors in which the Collateral Trustee does not have a security interest in excess of $500,000 in the aggregate, such Pledgor shall immediately notify the Collateral Trustee in writing signed by such Pledgor of the brief details thereof and grant to the Collateral Trustee in such writing a security interest therein and in the Proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Collateral Trustee.

            (g) Landlord's Access Agreements/Bailee Letters. Each Pledgor shall use its commercially reasonable efforts to obtain as soon as practicable after the date hereof with respect to each location set forth in Schedule 4.01(n) annexed to the Credit Agreement, where such Pledgor maintains Pledged Collateral, a Bailee Letter and/or Landlord Access Agreement, as applicable, and use commercially reasonable efforts to obtain a Bailee Letter, Landlord Access Agreement and/or landlord's lien waiver, as applicable, from all such bailees and landlords, as applicable, who from time to time have possession of Pledged Collateral in the ordinary course of such Pledgor's business and if reasonably requested by the Collateral Trustee. A waiver of bailee's lien shall not be required if the value of the Pledged Collateral held by such bailee is less then $10,000, provided that the aggregate value of the Pledged Collateral held by all bailees who have not delivered a Bailee Letter is less than $200,000 in the aggregate.

            (h) Motor Vehicles. Upon the request of the Collateral Trustee, each Pledgor shall deliver to the Collateral Trustee originals of the certificates of title or ownership for the motor vehicles (and any other Equipment covered by Certificates of Title or ownership) owned by it with the Collateral Trustee, or, in the Collateral Trustee's sole discretion, its nominee, listed as lienholder therein, provided, however, that such requirement shall only apply
(a) to the extent that the aggregate value of all such motor vehicles (or such other Equipment) as to which the Pledgors have not delivered a Certificate of Title or ownership is over $500,000 and (b) to such motor vehicles (or such other Equipment) that are valued at over $50,000.

            SECTION 3.5. Joinder of Additional Guarantors. The Pledgors shall cause each Subsidiary of the Borrower which, from time to time, after the date hereof shall be required to pledge any assets to the Collateral Trustee for the benefit of the Secured Parties pursuant to the provisions of the Credit Agreement, (a) to execute and deliver to the Collateral Trustee (i) a Joinder Agreement substantially in the form of Exhibit 3 annexed hereto within thirty
(30) Business Days of the date on which it was acquired or created and (ii) a Perfection Certificate, in each case, within thirty (30) Business Days of the date on which it was acquired or created or (b) in the case of a Subsidiary organized outside of the United States required to pledge any assets to the Collateral Trustee, to execute and deliver such documentation as the Collateral Trustee shall reasonably request and, in each case, upon such execution and delivery, such Subsidiary shall constitute a "Guarantor" and a "Pledgor", for all purposes hereunder with the same force and effect as if originally named as a Guarantor and Pledgor herein. The execution and delivery of such Joinder Agreements shall not require the consent of any Pledgor hereunder. The rights and obligations of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Guarantor and Pledgor as a party to this Agreement.

            SECTION 3.6. Supplements; Further Assurances. Each Pledgor shall take such further actions, and shall execute and deliver to the Collateral Trustee such additional assignments, agreements, supplements, powers and instruments, as the Collateral Trustee may in its reasonable judgment deem necessary or appropriate, wherever required by law, in order to perfect, preserve and protect the security interest in the Pledged Collateral as provided herein and the rights and interests granted to the Collateral Trustee hereunder, to carry into effect the purposes hereof or better to assure and confirm unto the Collateral Trustee the Pledged Collateral or permit the Collateral Trustee to exercise and enforce its rights, powers and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, each Pledgor shall make, execute, endorse, acknowledge, file or refile and/or deliver to the Collateral Trustee from time to time upon reasonable request such lists, descriptions and designations of the Pledged Collateral, copies of warehouse receipts, receipts in the nature of warehouse receipts, bills of lading, documents of title, vouchers, invoices, schedules, confirmatory assignments, supplements, additional security agreements, conveyances, financing statements, transfer endorsements, powers of attorney, certificates, reports and other assurances or instruments as the Collateral Trustee shall reasonably request. If an Event of Default has occurred and is continuing, the Collateral Trustee may institute and maintain, in its own name or in the name of any Pledgor, such suits and proceedings as the Collateral Trustee may be advised by counsel shall be necessary or expedient to prevent any impairment of the security interest in or the perfection thereof in the Pledged Collateral. All of the foregoing shall be at the sole cost and expense of the Pledgors.

                                   ARTICLE IV

                    REPRESENTATIONS, WARRANTIES AND COVENANTS

            Each Pledgor represents, warrants and covenants as follows:

            SECTION 4.1. Title. Except for the security interest granted to the Collateral Trustee for the ratable benefit of the Secured Parties pursuant to this Agreement and Permitted Liens, such Pledgor owns and, as to Pledged Collateral acquired by it from time to time after the date hereof, will own the rights in each item of Pledged Collateral pledged by it hereunder free and clear of any and all Liens or claims of others other than Permitted Collateral Liens. In addition, no Liens or claims exist on the Securities Collateral, other than as permitted by Section 6.02 of the Credit Agreement. Such Pledgor has not filed, nor authorized any third party to file a financing statement or other public notice with respect to all or any part of the Pledged Collateral on file or of record in any public office, except such as have been filed in favor of the Collateral Trustee pursuant to this Agreement or as are permitted by the Credit Agreement or financing statements or public notices relating to the termination statements to be filed by the Pledgors in connection with the Refinancing. No person other than the Collateral Trustee has control or possession of all or any part of the Pledged Collateral, except, (a) as permitted under the Collateral Trust Agreement or (b) as otherwise permitted by the Credit Agreement.

            SECTION 4.2. Validity of Security Interest. The security interest in and Lien on the Pledged Collateral granted to the Collateral Trustee for the benefit of the Secured Parties hereunder constitutes and will at all times constitute (a) a legal and valid first-priority security interest in all the Pledged Collateral securing the payment and performance of the Obligations, and
(b) subject to the filing of (i) any Patent Security Agreement in the U.S. Patent and Trademark Office within three months of the date of such grant, (ii) any Trademark Security Agreement in the U.S. Patent and Trademark Office within three months of the date of such grant, (iii) any Copyright Security Agreement in the U.S. Copyright Office within one month of the date of such grant, and
(iv) the appropriate Uniform Commercial Code financing statements, and any other filings and actions described in Schedule 6 annexed to the Perfection Certificate, a perfected continuing security interest in all the Pledged Collateral (other than the Pledged Collateral in which a security interest cannot be perfected under the UCC or other applicable law), provided, however, that the subsequent recordation of one or more of the documents attached hereto as Exhibits 6, 7 or 8 may be necessary to perfect the security interest in any issued registrations and applications for other U.S. Copyrights, Patents or Trademarks that are acquired by any of the Pledgors after the date of the Security Agreement.

            SECTION 4.3. Defense of Claims; Transferability of Pledged Collateral. Each Pledgor shall, at its own cost and expense, defend title to the Pledged Collateral pledged by it hereunder and the security interest therein and Lien thereon granted to the Collateral Trustee and the priority thereof against all claims and demands of all persons, at its own cost and expense, at any time claiming any interest therein adverse to the Collateral Trustee or any other Secured Party other than Permitted Collateral Liens (other than Contested Liens). There is no agreement

(other than the Senior Secured Floating Rate Note Documents), and no Pledgor shall enter into any agreement or take any other action, that would restrict the transferability of any of the Pledged Collateral or otherwise impair or conflict with such Pledgors' obligations or the rights of the Collateral Trustee hereunder.

            SECTION 4.4. Other Financing Statements. No Pledgor has filed, nor authorized any third party to file (nor will there be any) valid or effective financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind in the Pledged Collateral other than financing statements and other statements and instruments relating to Permitted Collateral Liens. So long as any of the Obligations remain unpaid, no Pledgor shall execute, authorize or permit to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) relating to any Pledged Collateral, except financing statements and other statements and instruments filed or to be filed in respect of and covering the security interests granted by such Pledgor to the holder of the Permitted Collateral Liens.

            SECTION 4.5. Chief Executive Office; Change of Name; Jurisdiction of Organization. (a) Each Pledgor shall comply with the provisions of Section 5.13(a) of the Credit Agreement.

            (b) The Collateral Trustee may rely on opinions of counsel as to whether any or all UCC financing statements of the Pledgors need to be amended as a result of any of the changes described in Section 5.13(a) of the Credit Agreement. If any Pledgor fails to provide information to the Collateral Trustee about such changes on a timely basis, the Collateral Trustee shall not be liable or responsible to any party for any failure to maintain a perfected security interest in such Pledgor's property constituting Pledged Collateral, for which the Collateral Trustee needed to have information relating to such changes. The Collateral Trustee shall have no duty to inquire about such changes if any Pledgor does not inform the Collateral Trustee of such changes, the parties acknowledging and agreeing that it would not be feasible or practical for the Collateral Trustee to search for information on such changes if such information is not provided by any Pledgor.

            SECTION 4.6. Location of Inventory and Equipment. No Pledgor shall move any Equipment or Inventory to any location other than one within the continental United States until (i) it shall have given the Collateral Trustee not less than thirty (30) days' prior written notice (in the form of an Officers' Certificate) of its intention so to do, clearly describing such new location within the continental United States and providing such other information in connection therewith as the Collateral Trustee may request and
(ii) with respect to such new location, such Pledgor shall have taken all action reasonably satisfactory to the Collateral Trustee to maintain the perfection and priority of the security interests of the Collateral Trustee for the benefit of the Secured Parties in the Pledged Collateral intended to be granted hereby, including using commercially reasonable efforts to obtain waivers of landlord's or warehousemen's and/or bailee's liens with respect to such new location, if applicable, and if requested by the Collateral Trustee. Such Pledgor agrees to provide the Collateral Trustee with prompt notice following the movement of any Equipment or Inventory to any location other than one that is listed in the relevant Schedules to the Perfection Certificate.

            SECTION 4.7. Due Authorization and Issuance. All of the Initial Pledged Shares have been, and to the extent any Pledged Shares are hereafter issued, such Pledged Shares will be, upon such issuance, duly authorized, validly issued and fully paid and non-assessable. All of the Initial Pledged Interests have been fully paid for, and there is no amount or other obligation owing by any Pledgor to any issuer of the Initial Pledged Interests in exchange for or in connection with the issuance of the Initial Pledged Interests or any Pledgor's status as a partner or a member of any issuer of the Initial Pledged Interests.

            SECTION 4.8. Consents, etc. In the event that the Collateral Trustee desires to exercise any remedies, voting or consensual rights or attorney-in-fact powers set forth in this Agreement and determines it necessary to obtain any approvals or consents of any Governmental Authority or any other person therefor, then, upon the reasonable request of the Collateral Trustee, such Pledgor agrees to use its best efforts to assist and aid the Collateral Trustee to obtain as soon as practicable any necessary approvals or consents for the exercise of any such remedies, rights and powers.

            SECTION 4.9. Pledged Collateral. All information set forth herein, including the schedules annexed hereto, and all information contained in any documents, schedules and lists heretofore delivered to any Secured Party, including the Perfection Certificate and the schedules thereto, in connection with this Agreement, in each case, relating to the Pledged Collateral, is accurate and complete in all material respects. The Pledged Collateral described on the schedules annexed to the Perfection Certificate constitutes all of the property of such type of Pledged Collateral owned or held by the Pledgors.

            SECTION 4.10. Insurance. In the event that the proceeds of any insurance claim are paid after the Collateral Trustee has exercised its right to foreclose after an Event of Default, such Net Cash Proceeds shall be paid to the Collateral Trustee to satisfy any deficiency remaining after such foreclosure.

            SECTION 4.11. Payment of Taxes; Compliance with Laws; Contesting Liens; Claims. Each Pledgor represents and warrants that all Claims imposed upon or assessed against the Pledged Collateral have been paid and discharged except to the extent such Claims constitute a Lien not yet due and payable which is a Contested Lien or a Permitted Collateral Lien. Each Pledgor shall comply with all Requirements of Law applicable to the Pledged Collateral the failure to comply with which would, individually or in the aggregate, have a Material Adverse Effect. Each Pledgor may at its own expense contest the validity, amount or applicability of any Claims so long as the contest thereof shall be conducted in accordance with, and permitted pursuant to the provisions of, the Credit Agreement. Notwithstanding the foregoing provisions of this Section 4.11, (i) no contest of any such obligation may be pursued by such Pledgor if such contest would expose the Collateral Trustee or any other Secured Party to (A) any possible criminal liability or (B) any additional civil liability for failure to comply with such obligations unless such Pledgor shall have furnished a bond or other security therefor satisfactory to the Collateral

Trustee, or such Secured Party, as the case may be and (ii) if at any time payment or performance of any obligation contested by such Pledgor pursuant to this Section 4.11 shall become necessary to prevent the imposition of remedies because of non-payment, such Pledgor shall pay or perform the same in sufficient time to prevent the imposition of remedies in respect of such default or prospective default.

            SECTION 4.12. Access to Pledged Collateral, Books and Records; Other Information. Upon reasonable request to each Pledgor, the Collateral Trustee, its agents, accountants and attorneys shall have full and free access to visit and inspect, as applicable, during normal business hours and such other reasonable times as may be requested by the Collateral Trustee all of the Pledged Collateral and Mortgaged Property including all of the books, correspondence and records of such Pledgor relating thereto. The Collateral Trustee and its representatives may examine the same, take extracts therefrom and make photocopies thereof, and such Pledgor agrees to render to the Collateral Trustee, at such Pledgor's cost and expense, such clerical and other assistance as may be reasonably requested by the Collateral Trustee with regard thereto. Such Pledgor shall, at any and all times, within a reasonable time after written request by the Collateral Trustee, furnish or cause to be furnished to the Collateral Trustee, in such manner and in such detail as may be reasonably requested by the Collateral Trustee, additional information with respect to the Pledged Collateral.

                                    ARTICLE V

               CERTAIN PROVISIONS CONCERNING SECURITIES COLLATERAL

            SECTION 5.1. Pledge of Additional Securities Collateral. Each Pledgor shall, upon obtaining any Pledged Securities or Intercompany Notes of any person, accept the same in trust for the benefit of the Collateral Trustee and forthwith deliver to the Collateral Trustee a pledge amendment, duly executed by such Pledgor, in substantially the form of Exhibit 2 annexed hereto (each, a "Pledge Amendment"), and the certificates and other documents required under Section 3.1 and Section 3.2 hereof in respect of the additional Pledged Securities or Intercompany Notes which are to be pledged pursuant to this Agreement, and confirming the attachment of the Lien hereby created on and in respect of such additional Pledged Securities or Intercompany Notes. Each Pledgor hereby authorizes the Collateral Trustee to attach each Pledge Amendment to this Agreement and agrees that all Pledged Securities or Intercompany Notes listed on any Pledge Amendment delivered to the Collateral Trustee shall for all purposes hereunder be considered Pledged Collateral.

            SECTION 5.2. Voting Rights; Distributions; etc.

            (i) So long as no Event of Default shall have occurred and be continuing:

            (A) Each Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Securities Collateral or any part thereof for any purpose not inconsistent with the terms or purposes hereof, the Credit Agreement or any other document evidencing the Obligations; provided, however, that no Pledgor shall in any event exercise such rights in any manner which could reasonably be expected to have a Material Adverse Effect.

            (B) Each Pledgor shall be entitled to receive and retain, and to utilize free and clear of the Lien hereof, any and all Distributions, but only if and to the extent made in accordance with the provisions of the Credit Agreement; provided, however, that any and all such Distributions consisting of rights or interests in the form of securities shall be forthwith delivered to the Collateral Trustee to hold as Pledged Collateral and shall, if received by any Pledgor, be received in trust for the benefit of the Collateral Trustee, be segregated from the other property or funds of such Pledgor and be forthwith delivered to the Collateral Trustee as Pledged Collateral in the same form as so received (with any necessary endorsement).

            (ii) The Collateral Trustee shall be deemed without further action or formality to have granted to each Pledgor all necessary consents relating to voting rights and shall, if necessary, upon written request of any Pledgor and at the sole cost and expense of the Pledgors, from time to time execute and deliver (or cause to be executed and delivered) to such Pledgor all such instruments as such Pledgor may reasonably request in order to permit such Pledgor to exercise the voting and other rights which it is entitled to exercise pursuant to Section 5.2(i)(A) hereof and to receive the Distributions which it is authorized to receive and retain pursuant to Section 5.2(i)(B) hereof.

            (iii) Upon the occurrence and during the continuance of any Event of
Default:

            (A) All rights of each Pledgor to exercise the voting and other consensual rights it would otherwise be entitled to exercise pursuant to
      Section 5.2(i)(A) hereof shall cease, and all such rights shall thereupon become vested in the Collateral Trustee, which shall thereupon have the sole right to exercise such voting and other consensual rights.

            (B) All rights of each Pledgor to receive Distributions which it would otherwise be authorized to receive and retain pursuant to Section 5.2(i)(B) hereof shall cease and all such rights shall thereupon become vested in the Collateral Trustee, which shall thereupon have the sole right to receive and hold as Pledged Collateral such Distributions.

            (iv) Each Pledgor shall, at its sole cost and expense, from time to time execute and deliver to the Collateral Trustee appropriate instruments as the Collateral Trustee may request in order to permit the Collateral Trustee to exercise the voting and other rights which it may be entitled to exercise pursuant to Section 5.2(i)(A) hereof and to receive all Distributions which it may be entitled to receive under Section 5.2(i)(B) hereof.

            (v) All Distributions which are received by any Pledgor contrary to the provisions of Section 5.2(i)(B) hereof shall be received in trust for the benefit of the Collateral Trustee, shall be segregated from other funds of such Pledgor and shall immediately be paid over to the Collateral Trustee as Pledged Collateral in the same form as so received (with any necessary endorsement).

            SECTION 5.3. Defaults, etc. Each Pledgor represents and warrants that (a) it is not in default in the payment of any portion of any mandatory capital contribution, if any, required to be made under any agreement to which such Pledgor is a party relating to the Pledged Securities pledged by it, and such Pledgor is not in violation of any other provisions of any such agreement to which such Pledgor is a party, or otherwise in default or violation thereunder, and (b) no Securities Collateral pledged by such Pledgor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged against such Pledgor by any person with respect thereto, and as of the date hereof, there are no certificates, instruments, documents or other writings (other than the Organizational Documents and certificates, if any, delivered to the Collateral Trustee) which evidence any Pledged Securities of such Pledgor.

            SECTION 5.4. Certain Agreements of Pledgors As Issuers and Holders of Equity Interests.

            (i) In the case of each Pledgor which is an issuer of Securities Collateral, such Pledgor (a) agrees to be bound by the terms of this Agreement relating to the Securities Collateral issued by it and will comply with such terms insofar as such terms are applicable to it; (b) agrees promptly to note on its books the security interests granted to the Collateral Trustee and confirmed under the Security Agreement, (c) agrees that it will comply with instructions of the Collateral Trustee with respect to the applicable Securities Collateral without further consent by the applicable Pledgor, (d) agrees to notify the Collateral Trustee upon obtaining knowledge of any interest in favor of any person in the applicable Securities Collateral that is adverse to the interest of the Collateral Trustee therein and (e) waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Collateral Trustee or its respective nominee or the exercise of voting rights by the Collateral Trustee or its respective nominee.

            (ii) In the case of each Pledgor which is a partner in a partnership, limited liability company or other entity, such Pledgor hereby consents to the extent required by the applicable Organizational Document to the pledge by each other Pledgor, pursuant to the terms hereof, of the Pledged Interests in such partnership, limited liability company or other entity and, upon the occurrence and during the continuance of an Event of Default, to the transfer of such Pledged Interests to the Collateral Trustee or its nominee and to the substitution of the Collateral Trustee or its nominee as a substituted partner or member in such partnership, limited liability company or other entity with all the rights, powers and duties of a general partner or a limited partner or member, as the case may be.

                                   ARTICLE VI

                   CERTAIN PROVISIONS CONCERNING INTELLECTUAL
                               PROPERTY COLLATERAL

            SECTION 6.1. Grant of License. For the purpose of enabling the Collateral Trustee, during the continuance of an Event of Default, to exercise rights and remedies under Article IX hereof at such time as the Collateral Trustee shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, each Pledgor hereby grants to the Collateral Trustee to the extent assignable, an irrevocable, non-exclusive license to use, assign, license or sublicense any of the Intellectual Property Collateral now owned or hereafter acquired by such Pledgor, wherever the same may be located; provided, however, that (i) in the case of Trademarks and any property of similar nature, the foregoing shall be subject to sufficient rights to quality control and inspection in favor of the applicable Pledgor to avoid the risk of invalidation of said Trademarks and property of a similar nature and (ii) the foregoing license grant is subject to any exclusive licenses granted by any Pledgor in compliance with the provisions of this Agreement prior to the occurrence of an Event of Default. Such license shall include access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout hereof.

            SECTION 6.2. Protection of Collateral Trustee's Security. On a continuing basis, each Pledgor shall, at its sole cost and expense, (i) promptly following its becoming aware thereof, notify the Collateral Trustee of (A) any materially adverse determination in any proceeding in the United States Patent and Trademark Office or the United States Copyright Office with respect to any material Patent, Trademark or Copyright or (B) the institution of any proceeding or any adverse determination in any federal, state or local court or administrative body regarding such Pledgor's claim of ownership in or right to use any of the Intellectual Property Collateral material to the business of such Pledgor, its right to register such Intellectual Property Collateral or its right to keep and maintain such registration in full force and effect, (ii) maintain the Intellectual Property Collateral material to the business of such Pledgor as presently used and operated and as contemplated by the Credit Agreement, (iii) not permit to lapse or become abandoned any Intellectual Property Collateral material to the business of such Pledgor as presently used and operated and as contemplated by the Credit Agreement, and not settle or compromise any pending or future litigation or administrative proceeding with respect to such Intellectual Property Collateral, in each case except as shall be consistent with commercially reasonable business judgment, (iv) upon such Pledgor obtaining knowledge thereof, promptly notify the Collateral Trustee in writing of any event which may be reasonably expected to materially and adversely affect the value or utility of the Intellectual Property Collateral or any portion thereof material to the business of such Pledgor, the ability of such Pledgor or the Collateral Trustee to dispose of the Intellectual Property Collateral material to the business of such Pledgor or any portion thereof or the rights and remedies of the Collateral Trustee in relation thereto including a levy or threat of levy or any legal process against the Intellectual Property Collateral material to the business of such Pledgor or any portion thereof, (v) not license the Intellectual Property Collateral other than licenses entered into by such Pledgor in, or incidental to, the ordinary course of business, or amend or permit the amendment of any of the licenses in a manner that materially and adversely affects the right to receive payments thereunder, or in any manner that would materially impair the value of the Intellectual Property Collateral material to the business of such Pledgor or the Lien on and security interest in the Intellectual Property Collateral intended to be granted to the Collateral Trustee for the benefit of the Secured Parties, without the consent of the Collateral Trustee, and (vi) furnish to the Collateral Trustee from time to time upon the Collateral Trustee's request therefor reasonably detailed statements and amended schedules further identifying and describing the Intellectual Property Collateral and such other materials evidencing or reports pertaining to the Intellectual Property Collateral as the Collateral Trustee may from time to time reasonably request.

            SECTION 6.3. After-Acquired Property. If any Pledgor shall, at any time before the Obligations have been paid in full (other than contingent indemnification obligations which, pursuant to the provisions of the Credit Agreement or the Security Documents, survive the termination thereof), (i) obtain any rights to any additional Intellectual Property Collateral or (ii) become entitled to the benefit of any additional Intellectual Property Collateral or any renewal or extension thereof, including any reissue, division, continuation, or continuation-in-part of any Intellectual Property Collateral, or any improvement on any Intellectual Property Collateral, the provisions hereof shall automatically apply thereto and any such item enumerated in clause
(i) or (ii) of this Section 6.3 with respect to such Pledgor shall automatically constitute Intellectual Property Collateral if such would have constituted Intellectual Property Collateral at the time of execution hereof and be subject to the Lien and security interest created by this Agreement without further action by any party. Each Pledgor shall promptly (x) provide to the Collateral Trustee written notice of any of the foregoing and (y) confirm the attachment of the Lien and security interest created by this Agreement to any rights described in clauses (i) and (ii) of the immediately preceding sentence of this Section
6.3 by execution of an instrument in form reasonably acceptable to the Collateral Trustee and the filing of any instruments or statements as shall be reasonably necessary to preserve, protect or perfect the Collateral Trustee's security interests in such Intellectual Property Collateral. Further, each Pledgor authorizes the Collateral Trustee to modify this Agreement by amending Schedules 13(a) and 13(b) annexed to the Perfection Certificate to include any Intellectual Property Collateral acquired or arising after the date hereof of such Pledgor.

            SECTION 6.4. Litigation. Unless there shall occur and be continuing any Event of Default, each Pledgor shall have the right to commence and prosecute in its own name, as the party in interest, for its own benefit and at the sole cost and expense of the Pledgors, such applications for protection of the Intellectual Property Collateral and suits, proceedings or other actions to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value or other damage as are necessary to protect the Intellectual Property Collateral. Upon the occurrence and during the continuance of any Event of Default, the Collateral Trustee shall have the right but shall in no way be obligated to file applications for protection of the Intellectual Property Collateral and/or bring suit in the name of any Pledgor, the Collateral Trustee or the Secured Parties to enforce the Intellectual Property Collateral and any license thereunder. In the event of such suit, each Pledgor shall, at the reasonable request of the Collateral Trustee, do any and all lawful acts and execute any and all documents reasonably requested by the Collateral Trustee in aid of such enforcement and the Pledgors shall promptly reimburse and indemnify the Collateral Trustee for all costs and expenses incurred by the Collateral Trustee in the exercise of its rights under this Section 6.4 in accordance with Section 11.03 of the Credit Agreement. In the event that the Collateral Trustee shall elect not to bring suit to enforce the Intellectual Property Collateral, each Pledgor agrees, at the reasonable request of the Collateral Trustee, to take all commercially reasonable actions necessary, whether by suit, proceeding or other action, to prevent the infringement, counterfeiting, unfair competition, dilution, diminution in value of or other damage to any of the Intellectual Property Collateral by others and for that purpose agrees to use commercially reasonable efforts to diligently maintain any suit, proceeding or other action against any person so infringing necessary to prevent such infringement.

                                   ARTICLE VII

                     CERTAIN PROVISIONS CONCERNING ACCOUNTS

            SECTION 7.1. Maintenance of Records. Each Pledgor shall keep and maintain at its own cost and expense complete records of each Account, in a manner consistent with prudent business practice, including records of all payments received, all credits granted thereon, all merchandise returned and all other documentation relating thereto. Each Pledgor shall, at such Pledgor's sole cost and expense, upon the Collateral Trustee's demand made at any time after the occurrence and during the continuance of any Event of Default, deliver all tangible evidence of Accounts, including all documents evidencing Accounts and any books and records relating thereto to the Collateral Trustee or to its representatives (copies of which evidence and books and records may be retained by such Pledgor). Upon the occurrence and during the continuance of any Event of Default, the Collateral Trustee may transfer a full and complete copy of any Pledgor's books, records, credit information, reports, memoranda and all other writings relating to the Accounts to and for the use by any person that has acquired or is contemplating acquisition of an interest in the Accounts or the Collateral Trustee's security interest therein without the consent of any Pledgor.

            SECTION 7.2. Legend. Each Pledgor shall legend, at the reasonable request of the Collateral Trustee and in form and manner reasonably satisfactory to the Collateral Trustee, the Accounts and the other books, records and documents of such Pledgor evidencing or pertaining to the Accounts with an appropriate reference to the fact that the Accounts have been assigned to the Collateral Trustee for the benefit of the Secured Parties and that the Collateral Trustee has a security interest therein.

            SECTION 7.3. Modification of Terms, etc. No Pledgor shall rescind or cancel any obligations evidenced by any Account or modify any term thereof or make any adjustment with respect thereto except in the ordinary course of business consistent with prudent business practice, or extend or renew any such obligations except in the ordinary course of business consistent with prudent business practice or compromise or settle any dispute, claim, suit or legal proceeding relating thereto or sell any Account or interest therein except in the ordinary course of business consistent with prudent business practice without the prior written consent of the Collateral Trustee. Each Pledgor shall in all material respects timely fulfill all obligations on its part to be fulfilled under or in connection with the Accounts.

            SECTION 7.4. Collection. Each Pledgor shall cause to be collected from the Account Debtor of each of the Accounts, as and when due in the ordinary course of business and consistent with prudent business practice (including Accounts that are delinquent, such Accounts to be collected in accordance with generally accepted commercial collection procedures), any and all amounts owing under or on account of such Account, and apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account, except that any Pledgor may, with respect to an Account, allow in the ordinary course of business (i) a refund or credit due as a result of returned or damaged or defective merchandise and (ii) such extensions of time to pay amounts due in respect of Accounts and such other modifications of payment terms or settlements in respect of Accounts as shall be commercially reasonable in the circumstances, all in accordance with such Pledgor's ordinary course of business consistent with its collection practices as in effect from time to time. The reasonable costs and expenses (including attorneys' fees) of collection, in any case, whether incurred by any Pledgor, the Collateral Trustee or any Secured Party, shall be paid by the Pledgors.

                                  ARTICLE VIII

                                    TRANSFERS

            SECTION 8.1. Transfers of Pledged Collateral. No Pledgor shall sell, convey, assign or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral pledged by it hereunder except as permitted by the Credit Agreement.

                                   ARTICLE IX

                                    REMEDIES

            SECTION 9.1. Remedies. Upon the occurrence and during the continuance of any Event of Default the Collateral Trustee may from time to time exercise in respect of the Pledged Collateral, in addition to the other rights and remedies provided for herein or otherwise available to it, the following remedies:

            (i) Personally, or by agents or attorneys, immediately take possession of the Pledged Collateral or any part thereof, from any Pledgor or any other person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon any Pledgor's premises where any of the Pledged Collateral is located, remove such Pledged Collateral, remain present at such premises to receive copies of all communications and remittances relating to the Pledged Collateral and use in connection with such removal and possession any and all services, supplies, aids and other facilities of any Pledgor;

            (ii) Demand, sue for, collect or receive any money or property at any time payable or receivable in respect of the Pledged Collateral including instructing the obligor or obligors on any agreement, instrument or other obligation constituting part of the Pledged Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Trustee, and in connection with any of the foregoing, compromise, settle, extend the time for payment and make other modifications with respect thereto; provided, however, that in the event that any such payments are made directly to any Pledgor, prior to receipt by any such obligor of such instruction, such Pledgor shall segregate all amounts received pursuant thereto in trust for the benefit of the Collateral Trustee and shall promptly (but in no event later than one (1) Business Day after receipt thereof) pay such amounts to the Collateral Trustee;

           (iii) Sell, assign, grant a license to use or otherwise liquidate, or direct any Pledgor to sell, assign, grant a license to use or otherwise liquidate, any and all investments made in whole or in part with the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale, assignment, license or liquidation;

            (iv) Take possession of the Pledged Collateral or any part thereof, by directing any Pledgor in writing to deliver the same to the Collateral Trustee at any place or places so designated by the Collateral Trustee, in which event such Pledgor shall at its own expense: (A) forthwith cause the same to be moved to the place or places designated by the Collateral Trustee and therewith delivered to the Collateral Trustee, (B) store and keep any Pledged Collateral so delivered to the Collateral Trustee at such place or places pending further action by the Collateral Trustee and (C) while the Pledged Collateral shall be so stored and kept, provide such security and maintenance services as shall be necessary to protect the same and to preserve and maintain them in good condition. Each Pledgor's obligation to deliver the Pledged Collateral as contemplated in this
      Section 9.1(iv) is of the essence hereof. Upon application to a court of equity having jurisdiction, the Collateral Trustee shall be entitled to a decree requiring specific performance by any Pledgor of such obligation;

            (v) Withdraw all moneys, instruments, securities and other property in any bank, financial securities, deposit or other account of any Pledgor constituting Pledged Collateral for application to the Obligations as provided in Article X hereof;

            (vi) Retain and apply the Distributions to the Obligations as provided in Article X hereof;

           (vii) Exercise any and all rights as beneficial and legal owner of the Pledged Collateral, including perfecting assignment of and exercising any and all voting, consensual and other rights and powers with respect to any Pledged Collateral; and

          (viii) All the rights and remedies of a secured party on default under the UCC, and the Collateral Trustee may also in its sole discretion, without notice except as specified in Section 9.2 hereof, sell, assign or grant a license to use the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of the Collateral Trustee's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Collateral Trustee may deem commercially reasonable. The Collateral Trustee or any other Secured Party or any of their respective Affiliates may be the purchaser, licensee, assignee or recipient of any or all of the Pledged Collateral at any such sale and shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold, assigned or licensed at such sale, to use and apply any of the Obligations owed to such person as a credit on account of the purchase price of any Pledged Collateral payable by such person at such sale. Each purchaser, assignee, licensee or recipient at any such sale shall acquire the property sold, assigned or licensed absolutely free from any claim or right on the part of any Pledgor, and each Pledgor hereby waives, to the fullest extent permitted by law, all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. The Collateral Trustee shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. The Collateral Trustee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Pledgor hereby waives, to the fullest extent permitted by law, any claims against the Collateral Trustee arising by reason of the fact that the price at which any Pledged Collateral may have been sold, assigned or licensed at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Trustee accepts the first offer received and does not offer such Pledged Collateral to more than one offeree.

            SECTION 9.2. Notice of Sale. Each Pledgor acknowledges and agrees that, to the extent notice of sale or other disposition of Pledged Collateral shall be required by law, ten (10) days' prior notice to such Pledgor of the time and place of any public sale or of the time after which any private sale or other intended disposition is to take place shall be commercially reasonable notification of such matters. No notification need be given to any Pledgor if it has signed, after the occurrence of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

            SECTION 9.3. Waiver of Notice and Claims. Each Pledgor hereby waives, to the fullest extent permitted by applicable law, notice or judicial hearing in connection with the Collateral Trustee's taking possession or the Collateral Trustee's disposition of any of the Pledged Collateral, including any and all prior notice and hearing for any prejudgment remedy or remedies and any such right which such Pledgor would otherwise have under law, and each Pledgor hereby further waives, to the fullest extent permitted by applicable law: (i) all damages occasioned by such taking of possession, (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Trustee's rights hereunder and (iii) all rights of redemption, appraisal, valuation, stay, extension or moratorium now or hereafter in force under any applicable law. The Collateral Trustee shall not be liable for any incorrect or improper payment made pursuant to this Article IX in the absence of gross negligence or willful misconduct. Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the applicable Pledgor therein and thereto, and shall be a perpetual bar both at law and in equity against such Pledgor and against any and all persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through or under such Pledgor.

            SECTION 9.4. Certain Sales of Pledged Collateral.

            (i) Each Pledgor recognizes that, by reason of certain prohibitions contained in law, rules, regulations or orders of any Governmental Authority, the Collateral Trustee may be compelled, with respect to any sale of all or any part of the Pledged Collateral, to limit purchasers to those who meet the requirements of such Governmental Authority. Each Pledgor acknowledges that any such sales may be at prices and on terms less favorable to the Collateral Trustee than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such restricted sale shall be deemed to have been made in a commercially reasonable manner and that, except as may be required by applicable law, the Collateral Trustee shall have no obligation to engage in public sales.

            (ii) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act, and applicable state securities laws, the Collateral Trustee may be compelled, with respect to any sale of all or any part of the Securities Collateral and Investment Property, to limit purchasers to persons who will agree, among other things, to acquire such Securities Collateral or Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be at prices and on terms less favorable to the Collateral Trustee than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Trustee shall have no obligation to engage in public sales and no obligation to delay the sale of any Securities Collateral or Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would agree to do so.

            (iii) Notwithstanding the foregoing, each Pledgor shall, upon the occurrence and during the continuance of any Event of Default, at the reasonable request of the Collateral Trustee, for the benefit of the Collateral Trustee, cause any registration, qualification under or compliance with any Federal or state securities law or laws to be effected with respect to all or any part of the Securities Collateral as soon as practicable and at the sole cost and expense of the Pledgors. Each Pledgor will use its commercially reasonable efforts to cause such registration to be effected (and be kept effective) and will use its commercially reasonable efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Securities Collateral including registration under the Securities Act (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with all other requirements of any Governmental Authority. Each Pledgor shall use its commercially reasonable efforts to cause the Collateral Trustee to be kept advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, shall furnish to the Collateral Trustee such number of prospectuses, offering circulars or other documents incident thereto as the Collateral Trustee from time to time may request, and shall indemnify and shall cause the issuer of the Securities Collateral to indemnify the Collateral Trustee and all others participating in the distribution of such Securities Collateral against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading.

            (iv) If the Collateral Trustee determines to exercise its right to sell any or all of the Securities Collateral or Investment Property, upon written request, the applicable Pledgor shall from time to time furnish to the Collateral Trustee all such information as the Collateral Trustee may request in order to determine the number of securities included in the Securities Collateral or Investment Property which may be sold by the Collateral Trustee as exempt transactions under the Securities Act and the rules of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

            (v) Each Pledgor further agrees that a breach of any of the covenants contained in this Section 9.4 will cause irreparable injury to the Collateral Trustee and other Secured Parties, that the Collateral Trustee and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this
Section 9.4 shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

            SECTION 9.5. No Waiver; Cumulative Remedies.

            (i) No failure on the part of the Collateral Trustee to exercise, no course of dealing with respect to, and no delay on the part of the Collateral Trustee in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy; nor shall the Collateral Trustee be required to look first to, enforce or exhaust any other security, collateral or guaranties. The remedies herein provided are cumulative and are not exclusive of any remedies provided by law.

            (ii) In the event that the Collateral Trustee shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Trustee, then and in every such case, the Pledgors, the Collateral Trustee and each other Secured Party shall be restored to their respective former positions and rights hereunder with respect to the Pledged Collateral, and all rights, remedies and powers of the Collateral Trustee and the other Secured Parties shall continue as if no such proceeding had been instituted.

            SECTION 9.6. Certain Additional Actions Regarding Intellectual Property. If any Event of Default shall have occurred and be continuing, upon the written demand of the Collateral Trustee, each Pledgor shall execute and deliver to the Collateral Trustee an assignment or assignments of the registered Patents, Trademarks and/or Copyrights and Goodwill and such other documents as are necessary or appropriate to carry out the intent and purposes hereof. Within five (5) Business Days of written notice thereafter from the Collateral Trustee, each Pledgor shall make available to the Collateral Trustee, to the extent within such Pledgor's power and authority, such personnel in such Pledgor's employ on the date of the Event of Default as the Collateral Trustee may reasonably designate to permit such Pledgor to continue, directly or indirectly, to produce, advertise and sell the products and services sold by such Pledgor under the registered Patents, Trademarks and/or Copyrights.

                                   ARTICLE X

            PROCEEDS OF CASUALTY EVENTS AND COLLATERAL DISPOSITIONS;
                            APPLICATION OF PROCEEDS

            SECTION 10.1. Proceeds of Casualty Events and Collateral Dispositions. The Pledgors shall take all actions required by the Credit Agreement with respect to any Net Cash Proceeds of any Casualty Event or from the sale or disposition of any Pledged Collateral.

            SECTION 10.2. Application of Proceeds. The proceeds received by the Collateral Trustee in respect of any sale of, collection from or other realization upon all or any part of the Collateral pursuant to the exercise by the Collateral Trustee of its remedies shall be applied, together with any other sums then held by the Collateral Trustee pursuant to this Agreement, in accordance with the Credit Agreement.

                                   ARTICLE XI

                                  MISCELLANEOUS

            SECTION 11.1. Concerning Collateral Trustee.

            (i) The Collateral Trustee has been appointed as collateral trustee pursuant to the Credit Agreement. The actions of the Collateral Trustee hereunder are subject to the provisions of the Credit Agreement. The Collateral Trustee shall have the right hereunder to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking action (including the release or substitution of the Pledged Collateral), in accordance with this Agreement and the Credit Agreement. The Collateral Trustee may employ agents and attorneys-in-fact in connection herewith and shall not be liable for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith. The Collateral Trustee may resign and a successor Collateral Trustee may be appointed in the manner provided in the Credit Agreement. Upon the acceptance of any appointment as the Collateral Trustee by a successor Collateral Trustee, that successor Collateral Trustee shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Trustee under this Agreement, and the retiring Collateral Trustee shall thereupon be discharged from its duties and obligations under this Agreement. After any retiring Collateral Trustee's resignation, the provisions hereof shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Trustee.

            (ii) The Collateral Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equivalent to that which the Collateral Trustee, in its individual capacity, accords its own property consisting of similar instruments or interests, it being understood that neither the Collateral Trustee nor any of the Secured Parties shall have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Securities Collateral, whether or not the Collateral Trustee or any other Secured Party has or is deemed to have knowledge of such matters or
(ii) taking any necessary steps to preserve rights against any person with respect to any Pledged Collateral.

            (iii) The Collateral Trustee shall be entitled to rely upon any written notice, statement, certificate, order or other document or any telephone message believed by it to be genuine and correct and to have been signed, sent or made by the proper person, and, with respect to all matters pertaining to this Agreement and its duties hereunder, upon advice of counsel selected by it.

            (iv) If any item of Pledged Collateral also constitutes collateral granted to the Collateral Trustee under any other deed of trust, mortgage, security agreement, pledge or instrument of any type, in the event of any conflict between the provisions hereof and the provisions of such other deed of trust, mortgage, security agreement, pledge or instrument of any type in re-spect of such Collateral, the Collateral Trustee, in its sole discretion, shall select which provision or provisions shall control.

            SECTION 11.2. Collateral Trustee May Perform; Collateral Trustee Appointed Attorney-in-Fact. If any Pledgor shall fail to perform any covenants contained in this Agreement (including such Pledgor's covenants to (i) pay the premiums in respect of all required insurance policies hereunder, (ii) pay Claims, (iii) make repairs, (iv) discharge Liens or (v) pay or perform any obligations of such Pledgor under any Pledged Collateral) or if any representation or warranty on the part of any Pledgor contained herein shall be breached, the Collateral Trustee may (but shall not be obligated to) do the same or cause it to be done or remedy any such breach, and may expend funds for such purpose; provided, however, that the Collateral Trustee shall in no event be bound to inquire into the validity of any tax, lien, imposition or other obligation which such Pledgor fails to pay or perform as and when required hereby and which such Pledgor does not contest in accordance with the provisions of Section 4.11 hereof. Any and all amounts so expended by the Collateral Trustee shall be paid by the Pledgors in accordance with the provisions of
Section 11.03 of the Credit Agreement. Neither the provisions of this Section
11.2 nor any action taken by the Collateral Trustee pursuant to the provisions of this Section 11.2 shall prevent any such failure to observe any covenant contained in this Agreement nor any breach of representation or warranty from constituting an Event of Default. Each Pledgor hereby appoints the Collateral Trustee its attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, or otherwise, from time to time in the Collateral Trustee's discretion to take any action and to execute any instrument consistent with the terms of the Credit Agreement, this Agreement and the other Security Documents which the Collateral Trustee may deem necessary or advisable to accomplish the purposes hereof. The foregoing grant of authority is a power of attorney coupled with an interest and such appointment shall be irrevocable for the term hereof. Each Pledgor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.

            SECTION 11.3. Continuing Security Interest; Assignment. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) be binding upon the Pledgors, their respective successors and assigns and (ii) inure, together with the rights and remedies of the Collateral Trustee hereunder, to the benefit of the Collateral Trustee and the other Secured Parties and each of their respective successors, transferees and assigns. No other persons (including any other creditor of any Pledgor) shall have any interest herein or any right or benefit with respect hereto. Without limiting the generality of the foregoing clause (ii), any Secured Party may assign or otherwise transfer any indebtedness held by it secured by this Agreement to any other person, and such other person shall thereupon become vested with all the benefits in respect thereof granted to such Secured Party, herein or otherwise, subject however, to the provisions of the Credit Agreement and any Hedging Agreement.

            SECTION 11.4. Termination; Release. The Pledged Collateral shall be released from the Lien of this Agreement in accordance with the provisions of the Loan Documents. Upon termination hereof or any release of Pledged Collateral in accordance with the provisions of the Loan Documents, the Collateral Trustee shall, subject to the Collateral Trust Agreement, upon the request and at the sole cost and expense of the Pledgors, assign, transfer and deliver to Pledgor, against receipt and without recourse to or warranty by the Collateral Trustee except as to the fact that the Collateral Trustee has not encumbered the released assets, such of the Pledged Collateral to be released (in the case of a release) as may be in possession of the Collateral Trustee and as shall not have been sold or otherwise applied pursuant to the terms hereof, and, with respect to any other Pledged Collateral, proper documents and instruments (including UCC-3 termination statements or releases) acknowledging the termination hereof or the release of such Pledged Collateral, as the case may be.

            SECTION 11.5. Modification in Writing. No amendment, modification, supplement, termination or waiver of or to any provision hereof, nor consent to any departure by any Pledgor therefrom, shall be effective unless the same shall be made in accordance with the terms of the Credit Agreement and unless in writing and signed by the Collateral Trustee. Any amendment, modification or supplement of or to any provision hereof, any waiver of any provision hereof and any consent to any departure by any Pledgor from the terms of any provision hereof shall be effective only in the specific instance and for the specific purpose for which made or given. Except where notice is specifically required by this Agreement or any other document evidencing the Obligations, no notice to or demand on any Pledgor in any case shall entitle any Pledgor to any other or further notice or demand in similar or other circumstances.

            SECTION 11.6. Notices. Unless otherwise provided herein or in the Credit Agreement, any notice or other communication herein required or permitted to be given shall be given in the manner and become effective as set forth in the Credit Agreement, as to any Pledgor, addressed to it at the address of the Borrower set forth in the Credit Agreement and as to the Collateral Trustee, addressed to it at the address set forth in the Credit Agreement, or in each case at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this
Section 11.6. Subject to the Collateral Trust Agreement, to the extent that any Pledgor receives conflicting notices from the Collateral Trustee and the Parity Collateral Trustee (as defined in the Collateral Trust Agreement), all parties hereby expressly agree that any conflict will be resolved in favor of compliance with such notice or instructions given by the Collateral Trustee.

            SECTION 11.7. Governing Law, Consent to Jurisdiction and Service of Process; Waiver of Jury Trial. Sections 11.09 and 11.10 of the Credit Agreement are incorporated herein, mutatis mutandis, as if a part hereof; provided, however, that to the extent it is applicable, this Agreement shall be construed in accordance with and governed by federal law.

            SECTION 11.8. Severability of Provisions. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

            SECTION 11.9. Execution in Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and de-livered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

            SECTION 11.10. Business Days. In the event any time period or any date provided in this Agreement ends or falls on a day other than a Business Day, then such time period shall be deemed to end and such date shall be deemed to fall on the next succeeding Business Day, and performance herein may be made on such Business Day, with the same force and effect as if made on such other day.

            SECTION 11.11. Waiver of Stay. Each Pledgor covenants (to the extent it may lawfully do so) that in the event that such Pledgor or any property or assets of such Pledgor shall hereafter become the subject of a voluntary or involuntary proceeding under the Code or such Pledgor shall otherwise be a party to any federal or state bankruptcy, insolvency, moratorium or similar proceeding to which the provisions relating to the automatic stay under Section 362 of the Code or any similar provision in any such law is applicable, then, in any such case, whether or not the Collateral Trustee has commenced foreclosure proceedings under this Agreement, such Pledgor shall not, and each Pledgor hereby expressly waives its right to (to the extent it may lawfully do so) at any time insist upon, plead or in any way whatsoever, claim or take the benefit or advantage of any such automatic stay or such similar provision as it relates to the exercise of any of the rights and remedies (including any foreclosure proceedings) available to the Collateral Trustee as provided in this Agreement, in any other Security Document or any other document evidencing the Obligations. Each Pledgor further covenants (to the extent it may lawfully do so) that it will not hinder, delay or impede the execution of any power granted herein to the Collateral Trustee, but will suffer and permit the execution of every such power as though no law relating to any stay or similar provision had been enacted.

            SECTION 11.12. No Credit for Payment of Taxes or Imposition. No Pledgor shall be entitled to any credit against the principal, premium, if any, or interest payable under the Credit Agreement, and no Pledgor shall be entitled to any credit against any other sums which may become payable under the terms thereof or hereof, by reason of the payment of any Tax on the Pledged Collateral or any part thereof.

            SECTION 11.13. No Claims Against Collateral Trustee. Nothing contained in this Agreement shall constitute any consent or request by the Collateral Trustee, express or implied, for the performance of any labor or services or the furnishing of any materials or other property in respect of the Pledged Collateral or any part thereof, nor as giving any Pledgor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would permit the making of any claim against the Collateral Trustee in respect thereof or any claim that any Lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the Lien hereof.

            SECTION 11.14. No Release. Nothing set forth in this Agreement shall relieve any Pledgor from the performance of any term, covenant, condition or agreement on such Pledgor's part to be performed or observed under or in respect of any of the Pledged Collateral or from any liability to any person under or in respect of any of the Pledged Collateral or shall impose any obligation on the Collateral Trustee or any other Secured Party to perform or observe any such term, covenant, condition or agreement on such Pledgor's part to be so performed or observed or shall impose any liability on the Collateral Trustee or any other Secured Party for any act or omission on the part of such Pledgor relating thereto or for any breach of any representation or warranty on the part of such Pledgor contained in this Agreement, the Credit Agreement or the other Loan Documents, or under or in respect of the Pledged Collateral or made in connection herewith or therewith. The obligations of each Pledgor contained in this Section 11.14 shall survive the termination hereof and the discharge of such Pledgor's other obligations under this Agreement, the Credit Agreement and the other Loan Documents.

            SECTION 11.15. Obligations Absolute. All obligations of each Pledgor hereunder shall be absolute and unconditional irrespective of:

            (i) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of any Pledgor;

            (ii) any lack of validity or enforceability of the Credit Agreement, any Hedging Agreement or any other Loan Document, or any other agreement or instrument relating thereto;

            (iii) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement or any other Loan Document or any other agreement or instrument relating thereto;

            (iv) any pledge, exchange, release or non-perfection of any other collateral, or any release or amendment or waiver of or consent to any departure from any guarantee, for all or any of the Obligations;

            (v) any exercise, non-exercise or waiver of any right, remedy, power or privilege under or in respect hereof, the Credit Agreement, any Hedging Agreement or any other Loan Document except as specifically set forth in a waiver granted pursuant to the provisions of Section 11.5 hereof; or

            (vi) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Pledgor.

               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

            IN WITNESS WHEREOF, the Pledgors and the Collateral Trustee have caused this Agreement to be duly executed and delivered by their duly authorized officers as of the date first above written.

                         BUILDERS FIRSTSOURCE, INC.,
                         as Pledgor

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE - NORTHEAST
                         GROUP, LLC, as Pledgor

                         By: Builders FirstSource, Inc. as Sole Member

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE - TEXAS GENPAR,
                         LLC, as Pledgor

                         By: Builders FirstSource, Inc., as Sole Member

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE - MBS, LLC,
                         as Pledgor

                         By: Builders FirstSource, Inc., as Sole Member

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE - TEXAS GROUP,
                         L.P., as Pledgor

                         By: Builders FirstSource - Texas GenPar, LLC, as General Partner

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BFS TEXAS, LLC, as Pledgor

                         By: Builders FirstSource - Texas Group, L.P., as Sole Member

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE - SOUTH TEXAS,
                         L.P., as Pledgor

                         By: BFS Texas, LLC, as General Partner

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE - TEXAS
                         INSTALLED SALES, L.P., as Pledgor

                         By: BFS Texas, LLC, as General Partner

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BFS IP, LLC, as Pledgor

                         By: Builders FirstSource - Texas Group, L.P., as Sole Member

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE - INTELLECTUAL
                         PROPERTY, L.P., as Pledgor

                         By: BFS IP, LLC, as General Partner

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE HOLDINGS, INC.,
                         as Pledgor

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE - DALLAS, LLC,
                         as Pledgor

                         By: Builders FirstSource Holdings, Inc., as Sole
                         Member

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE - FLORIDA, LLC,
                         as Pledgor

                         By: Builders FirstSource Holdings, Inc., as Sole
                         Member

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE - FLORIDA
                         DESIGN CENTER, LLC, as Pledgor

                         By: Builders FirstSource - Florida, LLC, as Sole
                         Member

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE - OHIO VALLEY,
                         LLC, as Pledgor

                         By: Builders FirstSource Holdings, Inc., as Sole
                         Member

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BFS, LLC, as Pledgor

                         By: Builders FirstSource - Ohio Valley, LLC, as Sole Member

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE - ATLANTIC
                         GROUP, LLC, as Pledgor

                         By: Builders FirstSource Holdings, Inc., as Sole
                         Member

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE OF NASHVILLE,
                         INC., as Pledgor

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE - SOUTHEAST
                         GROUP, LLC, as Pledgor

                         By: Builders FirstSource Holdings, Inc., as Sole
                         Member

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE - SNC, LLC, as
                         Pledgor

                         By: Builders FirstSource - Southeast Group, LLC, as Sole Member

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         CCWP, INC., as Pledgor

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Secretary

                         BUILDERS FIRSTSOURCE - RALEIGH, LLC,
                         as Pledgor

                         By: Builders FirstSource Holdings, Inc., as Sole
                         Member

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE - COLORADO
                         GROUP, LLC, as Pledgor

                         By: Builders FirstSource Holdings, Inc., as Sole
                         Member

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE - COLORADO,
                         LLC, as Pledgor

                         By: Builders FirstSource - Colorado Group, LLC, as Sole Member

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name: Donald F. McAleenan
                                 Title: Senior Vice President

                         BUILDERS FIRSTSOURCE FINANCING, INC.,
                         as Pledgor

                         By: /s/ Donald F. McAleenan
                             ------------------------
                                 Name:  Donald F. McAleenan
                                 Title: Senior Vice President

                         UBS AG, STAMFORD BRANCH,
                         as Collateral Trustee

                         By: /s/ Wilfred V. Saint
                             ------------------------
                                 Name: Wilfred V. Saint
                                 Title: Director

                         By: /s/ Sailoz Sikka
                             ------------------------
                                 Name: Sailoz Sikka
                                 Title: Associate Director

                                                                       EXHIBIT 1

                                    [Form of]

                             ISSUER'S ACKNOWLEDGMENT

            The undersigned hereby (i) acknowledges receipt of a copy of that certain pledge and security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement;" capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of February 11, 2005, made by BUILDERS FIRSTSOURCE, INC., a Delaware corporation (the "Borrower"), the Guarantors party thereto and UBS AG, STAMFORD BRANCH, as Collateral Trustee (in such capacity and together with any successors in such capacity, the "Collateral Trustee"), (ii) agrees promptly to note on its books the security interests granted to the Collateral Trustee and confirmed under the Security Agreement, (iii) agrees that it will comply with instructions of the Collateral Trustee with respect to the applicable Securities Collateral without further consent by the applicable Pledgor, (iv) agrees to notify the Collateral Trustee upon obtaining knowledge of any interest in favor of any person in the applicable Securities Collateral that is adverse to the interest of the Collateral Trustee therein and (v) waives any right or requirement at any time hereafter to receive a copy of the Security Agreement in connection with the registration of any Securities Collateral thereunder in the name of the Collateral Trustee or its nominee or the exercise of voting rights by the Collateral Trustee or its nominee.

                                         [                                    ]

                                          By: __________________________________
                                               Name:
                                               Title:

                                                                       EXHIBIT 2

                                    [Form of]

                           SECURITIES PLEDGE AMENDMENT

            This Securities Pledge Amendment, dated as of [    ], is delivered
pursuant to Section 5.1 of that certain pledge and security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement;" capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of February 11, 2005, made by BUILDERS FIRSTSOURCE, INC., a Delaware corporation (the "Borrower"), the Guarantors party thereto and UBS AG, STAMFORD BRANCH, as Collateral Trustee. The undersigned hereby agrees that this Pledge Amendment may be attached to the Security Agreement and that the Pledged Securities and/or Intercompany Notes listed on this Pledge Amendment shall be deemed to be and shall become part of the Pledged Collateral and shall secure all Obligations.

                               PLEDGED SECURITIES

            CLASS                                 NUMBER OF          PERCENTAGE OF
           OF STOCK                                SHARES          ALL ISSUED CAPITAL
              OR          PAR     CERTIFICATE        OR         OR OTHER EQUITY INTERESTS
ISSUER     INTERESTS     VALUE       NO(S).       INTERESTS            OF ISSUER
------     ---------     -----    -----------     ---------     -------------------------


                               INTERCOMPANY NOTES

             PRINCIPAL        DATE OF        INTEREST          MATURITY
ISSUER         AMOUNT        ISSUANCE          RATE              DATE
------       ---------       --------        --------          --------


                                           [                                  ],
                                           as Pledgor

                                           By: _________________________________
                                               Name:
                                               Title:

AGREED TO AND ACCEPTED:

UBS AG, STAMFORD BRANCH,
as Collateral Trustee

By: ________________________________
    Name:
    Title:

By: ________________________________
    Name:
    Title:

                                                                       EXHIBIT 3

                                    [Form of]

                                JOINDER AGREEMENT

                                                           [Name of New Pledgor]
                                                        [Address of New Pledgor]

[Date]

________________________
________________________
________________________
________________________

Ladies and Gentlemen:

            Reference is made to that certain pledge and security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Security Agreement;" capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Security Agreement), dated as of February 11, 2005, made by BUILDERS FIRSTSOURCE, INC., a Delaware corporation (the "Borrower"), the Guarantors party thereto and UBS AG, STAMFORD BRANCH, as Collateral Trustee (in such capacity and together with any successors in such capacity, the "Collateral Trustee").

            This letter supplements the Security Agreement and is delivered by
the undersigned, [              ] (the "New Pledgor"), pursuant to Section 3.5
of the Security Agreement. The New Pledgor hereby agrees to be bound as a Guarantor and as a Pledgor by all of the terms, covenants and conditions set forth in the Security Agreement to the same extent that it would have been bound if it had been a signatory to the Security Agreement on the execution date of the Security Agreement. The New Pledgor also hereby agrees to be bound as a party by all of the terms, covenants and conditions applicable to it set forth in Articles V, VI and VII of the Credit Agreement to the same extent that it would have been bound if it had been a signatory to the Credit Agreement on the execution date of the Credit Agreement. Without limiting the generality of the foregoing, the New Pledgor hereby grants and pledges to the Collateral Trustee, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Obligations, a Lien on and secu-rity interest in, all of its right, title and interest in, to and under the Pledged Collateral and expressly assumes all obligations and liabilities of a Guarantor and Pledgor thereunder. The New Pledgor hereby makes each of the representations and warranties and agrees to each of the covenants applicable to the Pledgors contained in the Security Agreement and Article III of the Credit Agreement.

            Annexed hereto are supplements to each of the schedules to the Security Agreement and the Credit Agreement, as applicable, with respect to the New Pledgor. Such supplements shall be deemed to be part of the Security Agreement or the Credit Agreement, as applicable.

            This agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all such counterparts together shall constitute one and the same agreement.

            THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the New Pledgor has caused this letter agreement to be executed and delivered by its duly authorized officer as of the date first above written.

                                    [NEW PLEDGOR]

                                     By:________________________________________
                                        Name:
                                        Title:

AGREED TO AND ACCEPTED:

UBS AG, STAMFORD BRANCH,
as Collateral Trustee

By:________________________________________
   Name:
   Title:

By:________________________________________
   Name:
   Title:

                           [Schedules to be attached]

                                                                       EXHIBIT 4

                                    [Form of]

                CONTROL AGREEMENT CONCERNING SECURITIES ACCOUNTS

            This Control Agreement Concerning Securities Accounts (this "Control Agreement"), dated as of ____________, 20[__], by and among [________] (the
"Pledgor"), UBS AG, Stamford Branch, as Priority Collateral Trustee and as Parity Collateral Trustee (each as defined in the Collateral Trust Agreement (as defined below) and, together, the "Collateral Trustees") and [ ] (the "Securities Intermediary"), is delivered pursuant to (i) Section 3.4(c) of the pledge and security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "First Lien Security Agreement"), dated as of February 11, 2005, made by the Pledgor and each of the Guarantors listed on the signature pages thereto in favor of UBS AG, Stamford Branch, Collateral Trustee with respect to the Priority Lien Obligations and (ii)
Section 3.4(c) of the second lien pledge and security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Second Lien Security Agreement" and together with the First Lien Security Agreement, the "Security Agreements"), dated as of February 11, 2005, made by the Pledgor and each of the Guarantors listed on the signature pages thereto in favor of UBS AG, Stamford Branch, as Collateral Trustee with respect to the Parity Lien Obligations. In addition, the Pledgor has entered into that certain Collateral Trust Agreement, dated as of February 11, 2005, among Builders FirstSource, Inc., the other Pledgors party thereto, UBS AG, Stamford Branch, as Administrative Agent under the Credit Agreement, Wilmington Trust Company, as Trustee under the Indenture, UBS AG, Stamford Branch, as Priority Collateral Trustee and as Parity Collateral Trustee (capitalized terms used herein but not defined having the meaning ascribed to such terms therein). This Control Agreement is for the purpose of perfecting the security interests of the respective Collateral Trustees under the Security Agreements granted by the Pledgor in the Designated Accounts described below. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the First Lien Security Agreement. As used in this Control Agreement, "Controlling Party" means the Priority Collateral Trustee; provided, however, that at such time as the Priority Collateral Trustee has provided the Securities Intermediary with a written notice that the Priority Collateral Trustee has ceased to be the "Controlling Party" hereunder (such notice being the "Controlling Party Notice") (which notice is to be given at the time all obligations owing to the Priority Collateral Trustee and the Lenders have been indefeasibly paid in full in cash, all commitments of the Priority Collateral Trustee and the Lenders to provide credit to or for the benefit of the Pledgor have terminated and all financing agreements among the Pri-ority Collateral Trustee, the Lenders, the Pledgor and its affiliates have terminated), "Controlling Party" shall mean the Parity Collateral Trustee. It is understood and agreed that the Securities Intermediary shall rely exclusively on a Controlling Party Notice as to the determination whether the Priority Collateral Trustee or the Parity Collateral Trustee is the Controlling Party hereunder and shall be under no obligation to make any independent investigation thereof.

            Section 1. Confirmation of Establishment and Maintenance of Designated Accounts. The Securities Intermediary hereby confirms and agrees that
(i) the Securities Intermediary has established for the Pledgor and maintains the account(s) listed in Schedule I annexed hereto (such account(s) the "Designated Accounts" and each a "Designated Account"), (ii) each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement, (iii) this Control Agreement is the valid and legally binding obligation of the Securities Intermediary, (iv) the Securities Intermediary is a "securities intermediary" as defined in Article 8-102(a)(14) of the UCC, (v) each of the Designated Accounts is a "securities account" as such term is defined in Section 8-501(a) of the UCC and (vi) all securities or other property underlying any financial assets which are credited to any Designated Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to any Designated Account be registered in the name of the Pledgor, payable to the order of the Pledgor or specially endorsed to the Pledgor, except to the extent the foregoing have been specially endorsed to the Securities Intermediary or in blank.

            Section 2. "Financial Assets" Election. The Securities Intermediary hereby agrees that each item of Investment Property credited to any Designated Account shall be treated as a "financial asset" within the meaning of Section 8-102(a)(9) of the UCC.

            Section 3. Entitlement Order. If at any time the Securities Intermediary shall receive an "entitlement order" (within the meaning of Section 8-102(a)(8) of the UCC) issued by the Controlling Party and relating to any financial asset maintained in one or more of the Designated Accounts, the Securities Intermediary shall comply with such entitlement order without further consent by the Pledgor or any other person. The Securities Intermediary shall also comply with instructions directing the Securities Intermediary with respect to the sale, exchange or transfer of financial assets held in each Designated Account originated by a Pledgor, or any representative of, or investment manager appointed by, a Pledgor until such time as the Controlling Party delivers a Notice of Sole Control pursuant to Section 9(i) to the Securities Intermediary. Notwithstanding anything to the contrary contained herein, (a) if at any time the Securities Intermediary shall receive conflicting instructions from the Controlling Party and the Pledgor, the Securities Intermediary shall follow the instructions of the Controlling Party and not the Pledgor.

            Section 4. Subordination of Lien; Waiver of Set-Off. The Securities Intermediary hereby agrees that any security interest in any Designated Account it now has or subsequently obtains shall be subordinate to the security interest of both Collateral Trustees. The financial assets and other items deposited to any Designated Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Collateral Trustees (except that the Securities Intermediary may set off all amounts due to the Securities Intermediary in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees and amounts advanced to settle authorized transactions).

            Section 5. Choice of Law. Both this Control Agreement and the Designated Accounts shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary's jurisdiction and the Designated Accounts (as well as the security entitlements related thereto) shall be governed by the laws of the State of New York.

            Section 6. Conflict with Other Agreements; Amendments. As of the date hereof, there are no other agreements entered into between the Securities Intermediary and the Pledgor with respect to any Designated Account or any security entitlements or other financial assets credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts). The Securities Intermediary and the Pledgor will not enter into any other agreement with respect to any Designated Account unless the Collateral Trustees shall have received prior written notice thereof. The Securities Intermediary and the Pledgor have not and will not enter into any other agreement with respect to (i) creation or perfection of any security interest in or (ii) control of security entitlements maintained in any of the Designated Accounts or purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders with respect to financial assets credited to any Designated Account as set forth in Section 3 hereof without the prior written consent of the Controlling Party acting in its sole discretion. In the event of any conflict with respect to control over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control Agreement or waiver of any rights hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

            Section 7. Certain Agreements.

            (i) The Securities Intermediary has furnished to the Collateral Trustees the most recent account statement issued by the Securities Intermediary with respect to each of the Designated Accounts and the financial assets and cash balances held therein, identifying the fi-nancial assets held therein in a manner acceptable to the Collateral Trustees. Each such statement accurately reflects the assets held in such Designated Account as of the date thereof.

            (ii) The Securities Intermediary will, upon its receipt of each supplement to the Security Agreement signed by the Pledgor and identifying one or more financial assets as "Pledged Collateral," enter into its records, including computer records, with respect to each Designated Account a notation with respect to any such financial asset so that such records and reports generated with respect thereto identify such financial asset as "Pledged."

            (iii) The Collateral Trustees have delivered to the Securities Intermediary a list, signed by an authorized representative of the officers of the Collateral Trustees authorized to give approvals or instructions under this Control Agreement (the "Authorized Representatives") and the Securities Intermediary shall be entitled to rely on communications from any such authorized officers until the earlier of the termination of this Control Agreement in accordance with the terms hereof and notification by an Authorized Representative of a change in such list at any time.

            Section 8. Notice of Adverse Claims. Except for the claims and interest of the Collateral Trustees and of the Pledgor in the financial assets maintained in the Designated Account(s), the Securities Intermediary on the date hereof does not know of any claim to, or security interest in, any Designated Account or in any financial asset credited thereto and does not know of any claim that any person other than the Collateral Trustees has been given "control" (within the meaning of Section 8-106 of the UCC) of any Designated Account or any such financial asset. If the Securities Intermediary becomes aware that any person is asserting any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process or any claim of control) against any of the financial assets maintained in any Designated Account, the Securities Intermediary shall promptly notify the Collateral Trustees and the Pledgor thereof.

            Section 9. Maintenance of Designated Accounts. In addition to the obligations of the Securities Intermediary in Section 3 hereof, the Securities Intermediary agrees to maintain the Designated Accounts as follows:

            (i) Notice of Sole Control. If at any time the Controlling Party delivers to the Securities Intermediary a notice of sole control in substantially the form set forth in Exhibit A attached hereto (the "Notice of Sole Control") with respect to any Designated Account, the Securities Intermediary agrees that, after receipt of such notice, it will take all instructions with respect to such Designated Account solely from the Controlling Party and cease taking instructions from Pledgor, including, without limitation, instructions for investment, distribution or transfer of any financial asset maintained in any Designated Account. Permitting settlement of trades pending at the time of receipt of such notice shall not constitute a violation of the immediately preceding sentence.

            (ii) Voting Rights. Until such time as the Securities Intermediary receives a Notice of Sole Control, the Pledgor, or an investment manager on behalf of the Pledgor, shall direct the Securities Intermediary with respect to the voting of any financial assets credited to any Designated Account.

            (iii) Statements and Confirmations. The Securities Intermediary will send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account or any financial assets credited thereto simultaneously to each of the Pledgor and the Collateral Trustees at the addresses set forth in Section 11 hereof. The Securities Intermediary will provide to the Collateral Trustees, upon either of the Collateral Trustees' request therefor from time to time and, in any event, as of the last business day of each calendar month, a statement of the market value of each financial asset maintained in each Designated Account. The Securities Intermediary shall not change the name or account number of any Designated Account without the prior written consent of the Controlling Party.

            (iv) Bailee for Perfection. The Securities Intermediary acknowledges that, in the event that it should come into possession of any certificate representing any security or other assets held as financial assets in any of the Designated Accounts, the Securities Intermediary shall retain possession of the same for the benefit of the Collateral Trustees and such act shall cause the Securities Intermediary to be deemed a bailee for the Collateral Trustees, if necessary to perfect the Collateral Trustees' security interest in such securities or assets. The Securities Intermediary hereby acknowledges its receipt of a copy of each Security Agreement, which shall also serve as notice to the Securities Intermediary of a security interest in collateral held by a bailee.

            Section 10. Successors; Assignment. The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.

            Section 11. Notices. Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

            Pledgor:      [        ]
                          [Address]
                          Attention:
                          Telecopy:
                          Telephone:

                          with copy to:

                          [         ]
                          [Address]
                          Attention:
                          Telecopy:
                          Telephone:

            Securities
            Intermediary: [         ]
                          [Address]
                          Attention:
                          Telecopy:
                          Telephone:

            For either
            Collateral
            Agent:        UBS AG, Stamford Branch,
                          as Priority Collateral Trustee
                          and Parity Collateral Trustee
                          677 Washington Boulevard
                          Stamford, Connecticut  06901
                          Attention:  Winslow Osborne
                          Telecopy:  (203) 719-4176

                          with a copy to:

                          Latham & Watkins, LLP
                          633 West Fifth Street, Suite 4000
                          Los Angeles, CA 90071
                          Attention: John Mendez
                          Telecopy:  (213) 891-8763
                          Telephone: (213) 891-8181

            Any party may change its address for notices in the manner set forth above.

            Section 12. Termination. The rights and powers granted herein to the Collateral Trustees are powers coupled with an interest and will be affected neither by the bankruptcy of the Pledgor nor by the lapse of time. The obligations of the Securities Intermediary hereunder shall continue in effect until (i) the security interests granted by the Security Agreement with respect to the financial assets maintained in the Designated Account(s) have been terminated and an Authorized Representative has notified the Securities Intermediary of such termination in writing or (ii) thirty days following the Securities Intermediary's delivery of written notice of such termination to the Pledgor and the Collateral Trustees.

            Section 13. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

            Section 14. Counterparts. This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.

                                    [         ],
                                    as Pledgor

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    UBS AG, STAMFORD BRANCH,
                                    as Priority Collateral Trustee and Parity
                                    Collateral Trustee

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    [               ],
                                    as Securities Intermediary

                                    By: ________________________________________
                                        Name:
                                        Title:

                                   SCHEDULE I

                              Designated Account(s)

Account Number                                            Account Name

                                    EXHIBIT A

                     [Letterhead of UBS AG, Stamford Branch]

                                                                          [Date]

[Securities Intermediary]
[Address]

Attention:

                           Re: Notice of Sole Control

Ladies and Gentlemen:

            As referenced in Section 9(i) of the Control Agreement Concerning
Designated Accounts dated as of [        ], by and among [       ], us and you
(the "Control Agreement") (a copy of which is attached) we hereby give you notice of our sole control over the financial assets maintained in the Designated Account(s) referred to in the Control Agreement, account numbers:
________________ (the "Specified Designated Accounts"). You are hereby instructed not to accept any direction, instruction or entitlement order with respect to financial assets maintained in the Specified Designated Accounts from any person other than the undersigned.

            You are instructed to deliver a copy of this notice by facsimile transmission to [Pledgor].

                                    Very truly yours,

                                    UBS AG, STAMFORD BRANCH,
                                    as [Priority/Parity] Collateral Trustee

                                    By: ________________________________________
                                        Name:
                                        Title:

                                    By: ________________________________________
                                        Name:
                                        Title:

cc:  [Pledgor]

                                                                       EXHIBIT 5

                                    [Form of]

                  CONTROL AGREEMENT CONCERNING DEPOSIT ACCOUNTS

            This Control Agreement Concerning Deposit Accounts (this "Control Agreement"), dated as of ____________, 20[__], by and among [________] (the
"Pledgor"), UBS AG, Stamford Branch, as Priority Collateral Trustee and as Parity Collateral Trustee (each as defined in the Collateral Trust Agreement (as defined below) and, together, the "Collateral Trustees") and [ ] (the "Bank"), is delivered pursuant to (i) Section 3.4(c) of the pledge and security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "First Lien Security Agreement"), dated as of February 11, 2005, made by the Pledgor and each of the Guarantors listed on the signature pages thereto in favor of UBS AG, Stamford Branch, Collateral Trustee with respect to the Priority Lien Obligations and (ii) Section 3.4(c) of the second lien pledge and security agreement (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Second Lien Security Agreement" and together with the First Lien Security Agreement, the "Security Agreements"), dated as of February 11, 2005, made by the Pledgor and each of the Guarantors listed on the signature pages thereto in favor of UBS AG, Stamford Branch, as Collateral Trustee with respect to the Parity Lien Obligations. In addition, the Pledgor has entered into that certain Collateral Trust Agreement, dated as of February 11, 2005, among Builders FirstSource, Inc., the other Pledgors party thereto, UBS AG, Stamford Branch, as Administrative Agent under the Credit Agreement, Wilmington Trust Company, as Trustee under the Indenture, UBS AG, Stamford Branch, as Priority Collateral Trustee and as Parity Collateral Trustee (capitalized terms used herein but not defined having the meaning ascribed to such terms therein). This Control Agreement is for the purpose of perfecting the security interests of the respective Collateral Trustees under the Security Agreements granted by the Pledgor in the Designated Accounts described below. All references herein to the "UCC" shall mean the Uniform Commercial Code as in effect from time to time in the State of New York. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the First Lien Security Agreement. As used in this Control Agreement, "Controlling Party" means the Priority Collateral Trustee; provided, however, that at such time as the Priority Collateral Trustee has provided the Bank with a written notice that the Priority Collateral Trustee has ceased to be the "Controlling Party" hereunder (such notice being the "Controlling Party Notice") (which notice is to be given at the time all obligations owing to the Priority Collateral Trustee and the Lenders have been indefeasibly paid in full in cash, all commitments of the Priority Collateral Trustee and the Lenders to provide credit to or for the benefit of the Pledgor have terminated and all financing agreements among the Priority Collateral Trustee, the Lenders, the Pledgor and its affiliates have terminated), "Controlling Party" shall mean the Parity Collateral Trustee. It is understood and agreed that the Bank shall rely exclusively on a Controlling Party Notice as to the determination whether the Priority Collateral Trustee or the Parity Collateral Trustee is the Controlling Party hereunder and shall be under no obligation to make any independent investigation thereof.

            Section 1. Confirmation of Establishment and Maintenance of Designated Accounts. The Bank hereby confirms and agrees that (i) the Bank has established for the Pledgor and maintains the deposit account(s) listed in
Schedule 1 annexed hereto (such account(s) the "Designated Accounts" and each a "Designated Account"), (ii) each Designated Account will be maintained in the manner set forth herein until termination of this Control Agreement, (iii) the Bank is a "bank," as such term is defined in the UCC, (iv) this Control Agreement is the valid and legally binding obligation of the Bank and (v) each Designated Account is a "deposit account" as such term is defined in Article 9 of the UCC.

            Section 2. Control. The Bank shall comply with instructions originated by the Controlling Party without further consent of the Pledgor or any person acting or purporting to act for the Pledgor being required, including, without limitation, directing disposition of the funds in each Designated Account. The Bank shall also comply with instructions directing the disposition of funds in each Designated Account originated by the Pledgor or its authorized representatives until such time as the Controlling Party delivers a Notice of Sole Control pursuant to Section 8(i) hereof to the Bank. Notwithstanding anything to the contrary contained herein, (a) if at any time the Bank shall receive conflicting instructions from the Controlling Party and the Pledgor, the Bank shall follow the instructions of the Controlling Party and not the Pledgor.

            Section 3. Subordination of Lien; Waiver of Set-Off. The Bank hereby agrees that any security interest in any Designated Account it now has or subsequently obtains shall be subordinate to the security interest of both Collateral Trustees. The funds deposited into any Designated Account will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Collateral Trustees (except that the Bank may set off (i) all amounts due to the Bank in respect of its customary fees and expenses for the routine maintenance and operation of the Designated Accounts, including overdraft fees, and (ii) the face amount of any checks or other items which have been credited to any Designated Account but are subsequently returned unpaid because of uncollected or insufficient funds).

            Section 4. Choice of Law. Both this Control Agreement and the Designated Account(s) shall be governed by the laws of the State of New York. Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Bank's jurisdiction and the Designated Account(s) shall be governed by the law of the State of New York.

            Section 5. Conflict with Other Agreements; Amendments. As of the date hereof, there are no other agreements entered into between the Bank and the Pledgor with respect to any Designated Account or any funds credited thereto (other than standard and customary documentation with respect to the establishment and maintenance of such Designated Accounts). The Bank and the Pledgor will not enter into any other agreement with respect to any Designated Account unless the Collateral Trustees shall have received prior written notice thereof. The Bank and the Pledgor have not and will not enter into any other agreement with respect to control of the Designated Accounts or purporting to limit or condition the obligation of the Bank to comply with any orders or instructions with respect to any Designated Account as set forth in Section 2 hereof without the prior written consent of the Controlling Party acting in its sole discretion. In the event of any conflict with respect to control over any Designated Account between this Control Agreement (or any portion hereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail. No amendment or modification of this Control Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all the parties hereto.

            Section 6. Certain Agreements.

            (i) The Bank has furnished to the Collateral Trustees the most recent account statement issued by the Bank with respect to each of the Designated Accounts and the cash balances held therein. Each such statement accurately reflects the assets held in such Designated Account as of the date thereof.

            (ii) The Collateral Trustees have delivered to the Bank a list, signed by an authorized representative, of the officers of the Collateral Trustee authorized to give approvals or instructions under this Control Agreement (the "Authorized Representatives") and the Bank shall be entitled to rely on communications from any such authorized officers until the earlier of the termination of this Control Agreement in accordance with the terms hereof and notification by an Authorized Representative of a change in such list at any time.

            Section 7. Notice of Adverse Claims. Except for the claims and interest of the Collateral Trustees and of the Pledgor in the Designated Account(s), the Bank on the date hereof does not know of any claim to, or security interest in, any Designated Account or in any funds credited thereto and does not know of any claim that any person other than the Collateral Trustees has been given control (within the meaning of Section 8-106 of the UCC) of any Designated Account or any such funds. If the Bank becomes aware that any person is asserting any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process or any claim of control) against any funds in any Designated Account, the Bank will promptly notify the Collateral Trustees and the Pledgor thereof.

            Section 8. Maintenance of Designated Accounts. In addition to the obligations of the Bank in Section 2 hereof, the Bank agrees to maintain the Designated Accounts as follows:

            (i) Notice of Sole Control. If at any time the Controlling Party delivers to the Bank a notice of sole control in substantially the form set forth in Exhibit A attached hereto (the "Notice of Sole Control") with respect to any Designated Account, the Bank agrees that, after receipt of such notice, it will take all instruction with respect to such Designated Account solely from the Controlling Party and cease taking instructions from the Pledgor, including, without limitation, instructions for distribution or transfer of any funds in any Designated Account.

            (ii) Statements and Confirmations. The Bank will send copies of all statements and other correspondence (excluding routine confirmations) concerning any Designated Account simultaneously to the Pledgor and the Collateral Trustees at the addresses set forth in Section 10 hereof. The Bank will promptly provide to the Collateral Trustees, upon request therefor from time to time and, in any event, as of the last business day of each calendar month, a statement of the cash balance in each Designated Account. The Bank shall not change the name or account number of any Designated Account without the prior written consent of the Controlling Party.

            Section 9. Successors; Assignment. The terms of this Control Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors and permitted assignees.

            Section 10. Notices. Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

            Pledgor:      [         ]
                          [Address]
                          Attention:
                          Telecopy:
                          Telephone:

                          with copy to:

                          [         ]
                          [Address]
                          Attention:
                          Telecopy:
                          Telephone:

            Bank:         [         ]
                          [         ]
                          [         ]
                          Attention:
                          Telecopy:
                          Telephone:

            For either
            Collateral
            Trustee:      UBS AG, Stamford Branch,
                          as Priority Collateral Trustee
                          and Parity Collateral Trustee
                          677 Washington Boulevard
                          Stamford, Connecticut  06901
                          Attention:  Winslow Osborne
                          Telecopy:  (203) 719-4176

                          with a copy to:

                          Latham & Watkins, LLP
                          633 West Fifth Street, Suite 4000
                          Los Angeles, CA 90071
                          Attention: John Mendez
                          Telecopy:  (213) 891-8763
                          Telephone: (213) 891-8181

            Any party may change its address for notices in the manner set forth above.

            Section 11. Termination. The rights and powers granted herein to the Collateral Trustees are powers coupled with an interest and will be affected neither by the bankruptcy of the Pledgor nor by the lapse of time. The obligations of the Bank hereunder shall continue in effect until (i) the security interests granted by both of the Security Agreements with respect to the Designated Account(s) have been terminated and an Authorized Representative has notified the Bank of such termination in writing or (ii) thirty days following the Bank's delivery of written notice of such termination to the Collateral Trustees and Pledgor.

            Section 12. Severability. If any term or provision set forth in this Agreement shall be invalid or unenforceable, the remainder of this Agreement, other than those provisions held invalid or unenforceable, shall be construed in all respects as if such invalid or unenforceable term or provision were omitted.

            Section 13. Counterparts. This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.

                            [                              ]

                            By:
                                ---------------------------------------
                                Name:
                                Title:

                            UBS AG, STAMFORD BRANCH,
                            as Priority Collateral Trustee and Parity Collateral Trustee

                            By:
                                ---------------------------------------
                                Name:
                                Title:

                            By:
                                ----------------------------------------
                                Name:
                                Title:

                            [                              ],
                            as Bank

                            By:
                                ----------------------------------------
                                Name:
                                Title:

                                   SCHEDULE 1

                              Designated Account(s)

              Account Number                        Account Name

                                    EXHIBIT A

                     [Letterhead of UBS AG, Stamford Branch]

                                                                          [Date]

[Bank]
[Address]

Attention:  _______________

                           Re: Notice of Sole Control

Ladies and Gentlemen:

            As referenced in Section 8(i) of the Control Agreement Concerning
Designated Accounts dated as of [   ], by and among [   ], us and you (the
"Control Agreement") (a copy of which is attached) we hereby give you notice of our sole control over the Designated Account(s) referred to in the Control Agreement, having account number(s): ___________________________________ (the
"Specified Designated Accounts"). You are hereby instructed not to accept any direction or instructions with respect to the Specified Designated Accounts or any funds credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

            You are instructed to deliver a copy of this notice by facsimile transmission to [Pledgor]

                                    Very truly yours,

                                    UBS AG, STAMFORD BRANCH,
                                    as [Priority/Parity] Collateral Trustee

                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    By:
                                        --------------------------------------
                                        Name:
                                        Title:

cc:  [Pledgor]

                                                                       EXHIBIT 6

                                    [FORM OF]

                          COPYRIGHT SECURITY AGREEMENT

            COPYRIGHT SECURITY AGREEMENT, dated as of [_________], by [_________] (the "Pledgor") in favor of UBS AG, STAMFORD BRANCH, in its capacity as Collateral Trustee (in such capacity, the "Collateral Trustee") pursuant to the Credit Agreement.

                              W I T N E S S E T H:

            WHEREAS, Pledgor is party to a Pledge and Security Agreement of even date herewith (the "Security Agreement") in favor of the Collateral Trustee pursuant to which the Pledgor is required to execute and deliver this Copyright Security Agreement;

            NOW, THEREFORE, in consideration of the premises and to induce the Collateral Trustee, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgor hereby agrees with the Collateral Trustee as follows:

            SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

            SECTION 2. Grant of Security Interests in Copyright Collateral. As collateral security for the payment and performance in full of the Obligations, the Pledgor hereby pledges and grants to the Collateral Trustee for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of the Pledgor:

            (a) copyrights of the Pledgor listed on Schedule I attached hereto; and

            (b) all Proceeds of any and all of the foregoing (other than Excluded Property).

            SECTION 3. Security Agreement. The security interest granted pursuant to this Copyright Security Agreement is granted in conjunction with the security interests granted to the Collateral Trustee pursuant to the Security Agreement and Pledgor hereby acknowledges and affirms that the rights and remedies of the Collateral Trustee with respect to the security interest in the Copyrights made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Copyright Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Trustee shall otherwise determine.

            SECTION 4. Termination. Upon the payment and performance in full of the Obligations, the Collateral Trustee shall execute, acknowledge, and deliver to the Pledgor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Copyrights under this Copyright Security Agreement.

                            [signature page follows]

            IN WITNESS WHEREOF, the Pledgor has caused this Copyright Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                                 Very truly yours,

                                 [PLEDGOR](1)

                                 By:
                                     ----------------------------
                                     Name:
                                     Title:

Accepted and Agreed:

UBS AG, STAMFORD BRANCH,
as Collateral Trustee

By:
    -----------------------
    Name:
    Title:

By:
    -----------------------
    Name:
    Title:

----------

(1) This document needs only to be executed by any Pledgor which owns a pledged Copyright.

                                   SCHEDULE I
                                       TO
                          COPYRIGHT SECURITY AGREEMENT
              COPYRIGHT REGISTRATIONS AND COPYRIGHT APPLICATIONS(2)

COPYRIGHT REGISTRATIONS:

                REGISTRATION
  OWNER            NUMBER                TITLE

COPYRIGHT APPLICATIONS:

  OWNER                TITLE

----------

(2) Note to attorney: These schedules include the minimum information required to perfect in the Copyright Office. A conformed version of perfection certificate would be adequate, provided it contains this information.

                                                                       EXHIBIT 7

                                    [FORM OF]

                            PATENT SECURITY AGREEMENT

            PATENT SECURITY AGREEMENT, dated as of [___________], by [_________] (the "Pledgor") in favor of UBS AG, STAMFORD BRANCH, in its capacity Collateral Trustee (in such capacity, the "Collateral Trustee") pursuant to the Credit Agreement.

                              W I T N E S S E T H:

            WHEREAS, Pledgor is party to a Pledge and Security Agreement of even date herewith (the "Security Agreement") in favor of the Collateral Trustee pursuant to which the Pledgor is required to execute and deliver this Patent Security Agreement;

            NOW, THEREFORE, in consideration of the premises and to induce the Collateral Trustee, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgor hereby agrees with the Collateral Trustee as follows:

            SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

            SECTION 2. Grant of Security Interests in Patent Collateral. As collateral security for the payment and performance in full of the Obligations, the Pledgor hereby pledges and grants to the Collateral Trustee for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of the Pledgor:

            (a) Patents of the Pledgor listed on Schedule I(3) attached hereto; and

            (b) all Proceeds of any and all of the foregoing (other than Excluded Property).

----------

(3) Should include same Patents listed on Schedule 13(c) of the Perfection Certificate.

            SECTION 3. Security Agreement. The security interest granted pursuant to this Patent Security Agreement is granted in conjunction with the security interests granted to the Collateral Trustee pursuant to the Security Agreement and Pledgor hereby acknowledges and affirms that the rights and remedies of the Collateral Trustee with respect to the security interest in the Patents made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Patent Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Trustee shall otherwise determine.

            SECTION 4. Termination. Upon the payment and performance in full of the Obligations, the Collateral Trustee shall execute, acknowledge, and deliver to the Pledgor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Patents under this Patent Security Agreement.

                            [signature page follows]

            IN WITNESS WHEREOF, the Pledgor has caused this Patent Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                                     Very truly yours,

                                     [PLEDGOR](4)

                                     By:
                                         ------------------------------
                                         Name:
                                         Title:

Accepted and Agreed:

UBS AG, STAMFORD BRANCH,
as Collateral Trustee

By:
    --------------------------
    Name:
    Title:

By:
    --------------------------
    Name:
    Title:

----------

(4) This document needs only to be executed by any Pledgor which owns a pledged Patent.

                                   SCHEDULE I
                                       TO
                            PATENT SECURITY AGREEMENT
                 PATENT REGISTRATIONS AND PATENT APPLICATIONS(5)

PATENT REGISTRATIONS:

                       REGISTRATION
   OWNER                  NUMBER                NAME

PATENT APPLICATIONS:

                      APPLICATION
   OWNER                 NUMBER                NAME

----------

(5) Note to attorney: These schedules include the minimum information required to perfect in the PTO. A conformed version of perfection certificate would be adequate, provided it contains this information.

                                                                       EXHIBIT 8

                                    [FORM OF]

                          TRADEMARK SECURITY AGREEMENT

            TRADEMARK SECURITY AGREEMENT, dated as of [____________], by [_________] (the "Pledgor") in favor of UBS AG, STAMFORD BRANCH, in its capacity as Collateral Trustee (in such capacity, the "Collateral Trustee") pursuant to the Credit Agreement.

                              W I T N E S S E T H:

            WHEREAS, Pledgor is party to a Pledge and Security Agreement of even date herewith (the "Security Agreement") in favor of the Collateral Trustee pursuant to which the Pledgor is required to execute and deliver this Trademark Security Agreement;

            NOW, THEREFORE, in consideration of the premises and to induce the Collateral Trustee, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgor hereby agrees with the Collateral Trustee as follows:

            SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.

            SECTION 2. Grant of Security Interest in Trademark Collateral. As collateral security for the payment and performance in full of the Obligations, the Pledgor hereby pledges and grants to the Collateral Trustee for the benefit of the Secured Parties a lien on and security interest in and to all of its right, title and interest in, to and under all the following Pledged Collateral of the Pledgor:

            (a) Trademarks of the Pledgor listed on Schedule I(6) attached hereto;

            (b) all Goodwill associated with such Trademarks; and

            (c) all Proceeds of any and all of the foregoing (other than Excluded Property).

----------

(6) Should include same Trademarks listed on Schedule 13(c) of the Perfection Certificate.

            SECTION 3. Security Agreement. The security interest granted pursuant to this Trademark Security Agreement is granted in conjunction with the security interests granted to the Collateral Trustee pursuant to the Security Agreement and Pledgor hereby acknowledges and affirms that the rights and remedies of the Collateral Trustee with respect to the security interest in the Trademarks made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Collateral Trustee shall otherwise determine.

            SECTION 4. Termination. Upon the payment and performance in full of the Obligations, the Collateral Trustee shall execute, acknowledge, and deliver to the Pledgor an instrument in writing in recordable form releasing the collateral pledge, grant, assignment, lien and security interest in the Trademarks under this Trademark Security Agreement.

                            [signature page follows]

            IN WITNESS WHEREOF, the Pledgor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

                                      Very truly yours,

                                      [PLEDGOR](7)

                                      By:
                                          ---------------------------
                                          Name:
                                          Title:

Accepted and Agreed:

UBS AG, STAMFORD BRANCH,
as Collateral Trustee

By:
    ----------------------------------------------
    Name:
    Title:

By:
    ----------------------------------------------
    Name:
    Title:

----------

(7) This document needs only to be executed by any Pledgor which owns a pledged Trademark.

                                   SCHEDULE I
                                       TO
                          TRADEMARK SECURITY AGREEMENT
               TRADEMARK REGISTRATIONS AND TRADEMARK APPLICATIONS

TRADEMARK REGISTRATIONS:

                      REGISTRATION
   OWNER                 NUMBER                TRADEMARK

TRADEMARK APPLICATIONS:

                        APPLICATION
   OWNER                  NUMBER                TRADEMARK

                                                                       EXHIBIT 9

                  FORM OF NOTICE TO BAILEE OF SECURITY INTEREST

CERTIFIED MAIL -- RETURN RECEIPT REQUESTED

                                                     [   ], 200[ ]

TO:  [Bailee's Name]
     [Bailee's Address]

                            Re: [APPLICABLE PLEDGOR]

Ladies and Gentlemen:

            In connection with (i) that certain Pledge and Security Agreement, dated as of February 11, 2005, made by Builders FirstSource, Inc., the Guarantors party thereto and UBS AG, Stamford Branch as Collateral Trustee with respect to the Priority Lien Obligations (as defined in the Collateral Trust Agreement)(in such capacity, the "Priority Collateral Trustee") and (ii) that certain Pledge and Security Agreement, dated as of February 11, 2005, made by Builders FirstSource, Inc., the Guarantors party thereto and UBS AG, Stamford Branch as Collateral Trustee with respect to the Parity Lien Obligations (as defined in the Collateral Trust Agreement)(in such capacity the "Parity Collateral Trustee" and, together with the Priority Collateral Trustee, the "Collateral Trustees"), we have granted to each of the Collateral Trustees a security interest in substantially all of our personal property, including our inventory.

            This letter constitutes notice to you, and your signature below will constitute your acknowledgment, of (i) the Priority Collateral Trustee's continuing first priority security interest in all goods with respect to which you are acting as bailee and (ii) the Parity Collateral Trustee's second priority security interest in all goods with respect to which you are acting as bailee. Until you are notified in writing to the contrary by either Collateral Trustee, however, you may continue to accept instructions from us regarding the delivery of goods stored by you.

            Your acknowledgment also constitutes a waiver and release, for the benefit of the Collateral Trustees, of any and all claims, liens, including bailee's liens, and demands of every kind which you have or may later have against such property (including any right to include such property in any secured financing to which you may become party).

            In order to complete our records, kindly have a duplicate of this letter signed by an officer of your company and return same to us at your earliest convenience.

Receipt acknowledged, confirmed and               Very truly yours,
approved:

[BAILEE]                                          [APPLICABLE PLEDGOR]

By: _________________________                     By: ______________________
    Name:                                             Name:
    Title:                                            Title:

cc:  UBS AG, Stamford Branch